UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to 240.14a-12

Great Wall Acquisition Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY COPY
GREAT WALL ACQUISITION CORPORATION
660 MADISON AVENUE, 15TH FLOOR
NEW YORK, NEW YORK 10021
(212) 753-0804

TO THE STOCKHOLDERS OF
GREAT WALL ACQUISITION CORPORATION:

You are cordially invited to attend a special meeting of stockholders of Great Wall Acquisition Corporation to be held on March 21, 2006. At the meeting, you will be asked to consider proposals to amend the Company’s certificate of incorporation to allow more time to complete its proposed acquisition of ChinaCast Communication Holdings Limited.

As previously announced, on September 13, 2005, the majority shareholders of ChinaCast, one of the leading providers of e-learning services and content to K-12 schools, universities, government agencies and corporate enterprises in the People’s Republic of China, agreed to Great Wall’s acquisition offer, under which ChinaCast shareholders will have the option to receive, in a tender offer under Singapore law, cash or Great Wall common stock for their ChinaCast shares, and in which ChinaCast’s majority shareholders have committed to receive Great Wall common stock. Accordingly, if the acquisition is completed, ChinaCast will become a subsidiary of Great Wall, which in turn will be majority-owned by former ChinaCast shareholders.

This transaction is intended to be a qualifying “business combination” under Great Wall’s charter, which currently provides that if the acquisition is not completed by March 23, 2006, your company will be liquidated and its net assets (including its IPO trust account) returned to stockholders. As we explain below, it is not now possible for Great Wall to complete the acquisition by March 23, 2006. Since Great Wall’s sole director believes stockholders will benefit from Great Wall’s ownership of ChinaCast, Great Wall is proposing to amend its charter to extend that date to December 31, 2006 and make corresponding changes. We refer to the proposals collectively as the “Extension Amendment.”

We are not asking you to pass on the proposed acquisition at this time. You have the specific right to vote on the proposed ChinaCast acquisition, and we expect to present it for your vote in the near future.

In proposing the Extension Amendment, Great Wall is dealing with the practical difficulties created by the fact that it was unable to complete its evaluation of ChinaCast as a business combination candidate and enter definitive Letters of Undertaking with ChinaCast’s majority shareholders until near the end of its 18-month search period, after disqualification of an earlier candidate following extensive due diligence. As a result, Great Wall had only six months in which to accomplish the necessary accounting reconciliations, satisfy U.S. and Singapore regulatory requirements and confirm its initial evaluation of ChinaCast and its business and customary closing conditions. Great Wall has recently received ChinaCast’s U.S. GAAP financial statements, through June 30, 2005, and is awaiting delivery of ChinaCast’s audited financial statements for all of 2005, which will be required for the proxy material to be used in connection with consideration of the proposed acquisition. If the Extension Amendment is approved, Great Wall expects to seek stockholder approval of the proposed acquisition as soon as possible after completion of that audit.

In accordance with the conversion rights of Great Wall investors who purchased shares (“Public Shares”) in its initial public offering (“IPO”), if holders of 903,195 (20% of the total number of Public Shares) or more Public Shares vote against the proposed ChinaCast acquisition and elect to convert their Public Shares into a portion of Great Wall’s IPO trust account, Great Wall will not complete the acquisition, and the company will be liquidated, with the IPO trust account returned to all holders of Public Shares. Therefore, if 903,195 or more Public Shares are voted against the Extension Amendment, Great Wall’s Board of Directors intends to abandon it, notwithstanding approval by a majority of its stockholders. In that event, Great Wall will be required under its charter to liquidate.

If fewer than 903,195 Public Shares are voted against the Extension Amendment, Great Wall will afford Public Shareholders so voting the opportunity to receive, at the time the amendment becomes effective and in exchange for surrender of their Public Shares, a pro rata portion of the IPO trust account, as if they had voted against a business combination proposal. The right of holders of Public Shares to have them converted into IPO trust account funds, upon consummation of a business combination that they vote against, will, however, remain unimpaired.

Subject to the foregoing, the affirmative vote of a majority of Great Wall’s outstanding common stock, including a majority of the Public Shares, voting for all proposals, will be required to approve the Extension Amendment. Great Wall’s initial stockholders, who purchased their shares prior to the IPO and currently own 1,000,000 shares, have agreed to vote their shares in accordance with the holders of a majority of the Public Shares.

After careful consideration, Great Wall’s sole director has determined that the Extension Amendment is fair to and in the best interests of Great Wall and its stockholders, has declared it advisable, and recommends that you vote or give instruction to vote “FOR” it.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the Extension Amendment and the meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

Sincerely,

Kin Shing Li Chairman of the Board and Chief Executive Officer

Your vote is important. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

PRELIMINARY COPY
GREAT WALL ACQUISITION CORPORATION
660 MADISON AVENUE, 15TH FLOOR
NEW YORK, NEW YORK 10021
(212) 753-0804

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 21, 2006

TO THE STOCKHOLDERS OF
GREAT WALL ACQUISITION CORPORATION:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Great Wall Acquisition Corporation, a Delaware corporation, will be held 10:00 a.m. Eastern time, on March 21, 2006, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154-0037, for the following purposes:

1.	To consider and vote upon two proposals (together, the “Extension Amendment”) to amend Great Wall’s certificate of incorporation to:

•	eliminate the provision that purports to prohibit amending its “business combination” provisions;

•	extend the date before which Great Wall must complete a business combination, to avoid being required to liquidate, from March 23, 2006 to December 31, 2006; and

•
allow holders of up to 20% of the shares issued in Great Wall’s initial public offering (“Public Shares”) who vote against the Extension Amendment to convert their Public Shares into cash held in the IPO trust account.

2.	To consider such other business as may properly be brought before the meeting, including adjournment to a later date or dates, if necessary to permit further solicitation and vote of proxies.

As set forth in the enclosed proxy statement, a stockholder’s approval of the third proposal of the Extension Amendment will constitute consent to use of Great Wall IPO trust account proceeds to pay, at the time the Amendment becomes effective and in exchange for surrender of their Shares, pro rata portions of the IPO trust account to Public Shareholders voting against the Extension Amendment in lieu of conversion or liquidation proceeds to which they would otherwise be entitled.

Each proposal of the Extension Amendment is essential to its implementation, and, therefore, Great Wall’s Board of Directors will abandon the Extension Amendment unless all are approved by stockholders.

The Board of Directors has fixed the close of business on February __, 2006 as the date for determining Great Wall stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Great Wall common stock on that date are entitled to have their votes counted at the special meeting or any adjournment.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank.

Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Great Wall’s sole director recommends that you vote “FOR” approval of each proposal of the Extension Amendment.

Dated: February __, 2006
By Order of the Board of Directors,

Kin Shing Li Chairman of the Board and Chief Executive Officer

PRELIMINARY COPY
GREAT WALL ACQUISITION CORPORATION
660 MADISON AVENUE, 15TH FLOOR
NEW YORK, NEW YORK 10021
(212) 753-0804

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 21, 2006
PROXY STATEMENT

A special meeting of stockholders of Great Wall Acquisition Corporation will be held at 10:00 a.m., Eastern time, on March 21, 2006, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154-0037. At this important meeting, you will be asked to consider and vote upon two proposals (together, the “Extension Amendment”) to amend Great Wall’s certificate of incorporation, or charter, to:

•	eliminate the provision that purports to prohibit amending its “business combination” provisions;

•	extend the date before which Great Wall must complete a business combination, to avoid being required to liquidate, from March 23, 2006 to December 31, 2006; and

•
allow holders of up to 20% of the shares issued in Great Wall’s initial public offering (“Public Shares”) who vote against the Extension Amendment to convert their Public Shares into cash held in the IPO trust account.

You may also be asked to consider and vote upon such other business as may properly be brought before the meeting, including adjournment to a later date or dates, if necessary to permit further solicitation and vote of proxies.

This proxy statement contains important information about the meeting and the proposal. Please read it carefully and vote your shares.

The “record date” for the special meeting is February __, 2006. Record holders of Great Wall common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 5,515,975 outstanding shares of Great Wall common stock, each of which is entitled to one vote at the special meeting. Great Wall’s warrants do not have voting rights.

This proxy statement is dated February __, 2006 and is first being mailed to stockholders on or about February __, 2006.

QUESTIONS AND ANSWERS ABOUT THE GREAT WALL SPECIAL MEETING

Q.	What is being voted on?	A. You are being asked to vote on two proposals (together, the “Extension Amendment”) to amend Great Wall’s charter to:
		•	eliminate the provision that purports to prohibit amending its “business combination” provisions;
		•	extend the date before which Great Wall must complete a business combination, to avoid being required to liquidate, from March 23, 2006 to December 31, 2006; and
•
allow holders of up to 20% of the shares issued in Great Wall’s initial public offering (“Public Shares”) who vote against the Extension Amendment to convert their Public Shares into cash held in the IPO trust account.

     As explained below, your approval of the third proposal of the Extension Amendment will constitute your consent to use of Great Wall IPO trust account proceeds to pay, at the time the amendment becomes effective and in exchange for surrender of their Public Shares, pro rata portions of the IPO trust account to Public Shareholders voting against the Extension Amendment. Each proposal of the Extension Amendment is essential to its implementation, and, therefore, Great Wall’s Board of Directors will abandon the Extension Amendment unless all are approved by stockholders.

The right of holders of Public Shares to have them converted into IPO trust account funds, upon consummation of a business combination that they vote against, will remain unimpaired.

     Your proxy will also authorize its holders to vote in their discretion on any other matter that may properly come before the meeting, including adjournment to a later date, if necessary to permit further solicitation of proxies. Under Delaware law, such authority is limited to votes on procedural matters incident to the conduct of the meeting.

Q.	Why is Great Wall proposing to amend its charter?
A.     Great Wall was organized to acquire a China-based operating business having significant growth potential. On September 13, 2005, Great Wall announced that a majority of the holders of the outstanding ordinary shares of ChinaCast Communication Holdings Limited, a Bermuda corporation, have irrevocably agreed to accept a pre-conditional voluntary tender offer made by Great Wall. These ChinaCast shareholders have agreed to accept Great Wall common stock in exchange for their ChinaCast shares (the Stock Offer); other ChinaCast shareholders will have the option of choosing between the Stock Offer and cash (the Cash Offer) for their shares. As a result of this transaction, if approved, Great Wall will acquire control of ChinaCast and, at the same time, become majority-owned by former ChinaCast shareholders.

     ChinaCast is one of the leading providers of e-learning services and content to K-12 schools, universities, government agencies and corporate enterprises in the People’s Republic of China and has been listed on the Main Board of the Singapore Exchange Securities Trading Limited since May 2004. Great Wall believes that a business combination with ChinaCast will provide Great Wall stockholders with an opportunity to invest in a company with significant growth potential.

     Great Wall’s proposed acquisition of ChinaCast is intended to be a qualifying “business combination” under Great Wall’s charter. The charter currently provides that if the acquisition is not completed by March 23, 2006, Great Wall will be liquidated and its net assets (including its IPO trust account, as discussed below) returned to stockholders. As we explain below, it is not now possible for Great Wall to complete the acquisition by March 23, 2006.

     In proposing the Extension Amendment, Great Wall is dealing with the practical difficulties created by the fact that it was unable to complete its evaluation of ChinaCast as a business combination candidate and enter definitive Letters of Undertaking with ChinaCast’s majority shareholders until near the end of its 18-month search period, after disqualification of an earlier candidate following extensive due diligence. As a result, Great Wall had only six months in which to accomplish the necessary accounting reconciliations, satisfy U.S. and Singapore regulatory requirements and confirm its initial evaluation of ChinaCast and its business and customary closing conditions. Great Wall has recently received ChinaCast’s U.S. GAAP financial statements through June 30, 2005, and is awaiting delivery of ChinaCast’s audited financial statements for all of 2005, which will be required for the proxy material to be used in connection with consideration of the proposed acquisition. If the Extension Amendment is approved, Great Wall expects to seek stockholder approval of the proposed acquisition as soon as possible after completion of that audit.

Since Great Wall’s sole director believes stockholders will benefit from Great Wall’s ownership of ChinaCast, Great Wall is proposing the Extension Amendment to:
		•	eliminate the provision that purports to prohibit amending its “business combination” provisions;
		•	extend the date before which Great Wall must complete a business combination, to avoid being required to liquidate, from March 23, 2006 to December 31, 2006 (the “Extension Date”); and
		•	allow holders of up to 20% of the Public Shares who vote against the Extension Amendment to convert their Public Shares into cash held in the IPO trust account.

     Subject to approval of the Securities Industry Council of Singapore of an extension of time to complete the pre-conditions to the ChinaCast acquisition, the Extension Amendment would give Great Wall the opportunity, if the current March 23rd deadline cannot be met, to complete the acquisition after that date. If holders of more than 20% of the Public Shares vote against the Extension Amendment and exercise their conversion rights, the Board of Directors intends to abandon the Extension Amendment.

     Each proposal of the Extension Amendment is essential to its implementation, and, therefore, Great Wall’s Board of Directors will abandon the Extension Amendment unless all are approved by stockholders.

     We are not asking you to pass on the proposed acquisition at this time. If you vote in favor of the Extension Amendment, you will retain the right to vote on the proposed ChinaCast acquisition, which we expect to submit to stockholders for approval in the near future.

Q.	How do the Great Wall insiders intend to vote their shares?
A.     All Great Wall insiders who purchased their shares prior to Great Wall’s IPO including Great Wall’s sole director (“Private Shares”), have agreed to vote their shares in accordance with the holders of a majority of the Public Shares.

Q.	What vote is required to adopt the Extension Amendment?
A.      In accordance with Public Shareholders’ conversion rights under Great Wall’s charter, if holders of 903,195 (20% of the Public Shares) or more Public Shares vote against the proposed ChinaCast acquisition and elect to convert their Public Shares into a portion of Great Wall’s IPO trust account, Great Wall will not complete the acquisition and the company will be liquidated, with the IPO trust account returned to all holders of Public Shares. Therefore, if holders of 903,195 or more Public Shares vote against the Extension Amendment and exercise their conversion rights, Great Wall’s Board of Directors intends to abandon the amendment, notwithstanding approval by a majority of its stockholders. In that event, Great Wall will be required under its charter to liquidate. Subject to the foregoing, approval of the Extension Amendment will require the affirmative vote of holders of a majority of Great Wall’s outstanding common stock, including holders of a majority of the Public Shares outstanding on the record date.

In addition, the Securities Industry Council of Singapore must approve any extension of the time allowed to complete the pre-conditions to the ChinaCast acquisition.
Q.	What vote is required in considering other business?	A. Other business, including adjournment for any purpose, will require the affirmative vote of holders of a majority of the Great Wall shares present or represented at the meeting.
Q.	Why should I vote for the Extension Amendment?
A.     In proposing the Extension Amendment, Great Wall is dealing with the practical difficulties created by the fact that it was unable to complete its evaluation of ChinaCast as a business combination candidate and enter definitive Letters of Undertaking with ChinaCast’s majority shareholders until near the end of its 18-month search period, after disqualification of an earlier candidate following extensive due diligence. As a result, Great Wall had only six months in which to accomplish the necessary accounting reconciliations, satisfy U.S. and Singapore regulatory requirements and confirm its initial evaluation of ChinaCast and its business and customary closing conditions. Great Wall has recently received ChinaCast’s U.S. GAAP financial statements through June 30, 2005, and is awaiting delivery of ChinaCast’s audited financial statements for all of 2005, which will be required for the proxy material to be used in connection with consideration of the proposed acquisition. If the Extension Amendment is approved, Great Wall expects to seek stockholder approval of the proposed acquisition as soon as possible after completion of that audit.

     Great Wall believes its stockholders will benefit from Great Wall’s ownership of ChinaCast, and is therefore proposing the Extension Amendment to give it the opportunity to complete the acquisition after the current March 23rd charter deadline.

     Great Wall’s charter purports to prohibit amendments to certain of its provisions, including any amendment that would extend the March 23rd deadline. Great Wall has been advised by special Delaware counsel, Potter Anderson & Corroon LLP, that the Extension Amendment, if approved by the Board of Directors and by the holders of a majority of Great Wall’s outstanding stock, all in accordance with the applicable provisions of the Delaware General Corporation Law governing amendments to certificates of incorporation, would be validly adopted, notwithstanding the provision purporting to prohibit certain amendments. Great Wall’s sole director believes that it is in the best interests of Great Wall’s stockholders to propose extending that deadline.

In addition, the Securities Industry Council of Singapore must approve any extension of the time allowed to complete the pre-conditions to the ChinaCast acquisition.

Q.	What if I don’t want to?
A.    If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against it. If the Extension Amendment is approved (and not abandoned), you will be entitled to convert your Public Shares into cash only if you vote against the Extension Amendment (or if you exercise your conversion rights upon voting against the ChinaCast acquisition, as described below). If you vote FOR the Extension Amendment or to abstain or do not vote on it, you will retain your right to convert your Public Shares into a pro rata portion of the IPO trust account, if the business combination is approved, and you elect conversion.

    If you vote against the Extension Amendment and exercise your conversion right with respect to your Public Shares, you will no longer own them. Do not send your stock certificates with your proxy at this time.

    If the Extension Amendment is approved, and fewer than 903,195 Public Shares (i.e., 20%) are voted against it, Great Wall will afford Public Shareholders so voting the opportunity to receive, at the time the Amendment becomes effective and in exchange for surrender of their Shares, a pro rata portion of the IPO trust account, as if they had voted against a business combination proposal. The rights of Public Shareholders voting FOR the Extension Amendment (or abstaining or not voting) to exercise their conversion rights in connection with their vote against a business combination will remain unimpaired.

    Whether or not the Extension Amendment is approved, if the acquisition is not completed by the date specified in Great Wall’s charter (amended or unamended), all Public Shareholders will be entitled to share in the liquidation of the IPO trust account.

Q.	What happens if the Extension Amendment isn’t approved?
A.    If the Extension Amendment is not approved and the proposed acquisition is not consummated by March 23, 2006, Great Wall will be liquidated. In any liquidation, the funds held in the trust account established at the time of the IPO, plus any interest, net of applicable taxes earned thereon, together with any remaining out-of-trust net assets, will be distributed pro rata to holders of Public Shares.

Q.	If the Extension Amendment is approved, what
A.    Great Wall is continuing its efforts to complete the U.S. Securities and Exchange Commission review process for proxy and registration materials relating to the proposed acquisition, which will involve:

	happens next?	•	submitting those materials for SEC review promptly upon delivery of ChinaCast’s audited financial statements for 2005;
		•	completing the SEC review process;
		•	obtaining approval of the Securities Industry Council of Singapore for the extension of the time to complete the pre-conditions to the ChinaCast acquisition;
		•	establishing a meeting date and record date, and distributing the proxy materials to stockholders; and
		•	holding a special meeting to consider the proposed acquisition.

     This timetable is independent of the Extension Amendment, and Great Wall expects to submit the proposed acquisition to stockholders promptly after SEC review is completed. If stockholders approve the proposed acquisition, Great Wall expects to commence the offer for ChinaCast promptly thereafter.

     If the Extension Amendment is approved, we expect that Great Wall management and advisors will use all of their resources devoted to the Company to the proposed ChinaCast acquisition. Great Wall management does not intend to pursue any other business combination, even if the proposed ChinaCast acquisition is abandoned or to propose any extension of the business combination deadline beyond December 31, 2006, and is unaware of any circumstances under which any future proposal would be made to stockholders to do so.

     We are not asking you to pass on the proposed acquisition at this time. If you vote in favor of the Extension Amendment, you will retain the right to vote on the proposed ChinaCast acquisition, which we expect to submit to stockholders for approval in the near future.

Q.	Would I still be able to exercise my conversion rights, if I
A.     Unless you vote against Extension Amendment and exercise your conversion rights, you will be able to vote on the ChinaCast acquisition, when it is submitted to stockholders. If you disagree with the acquisition, you will be entitled to exercise your conversion right if you:

	disagree with the ChinaCast	•	vote against the acquisition;
	acquisition?	•	continue to hold your shares through the consummation of the acquisition; and then
		•	tender your stock certificate(s).
Q.	If I am not going to attend the special meeting in person, should I return my proxy card instead?
A.     Yes. After carefully reading and considering the information in this document, please fill out and sign your proxy card. Then return the enclosed proxy card in the return envelope as soon as possible, so that your shares may be represented at the special meeting.

Q.	What will happen if I abstain from voting or fail to vote?
A.     Abstaining or failing to vote will have the same effect as a vote against the Extension Amendment, except that it will not count toward the 20% “against” vote that would result in the Amendment’s abandonment, and you would be unable to exercise any conversion rights upon approval of the Extension Amendment (although you would retain the right to exercise conversion rights if the ChinaCast acquisition is approved, and you voted against it).

Q.	How do I change my vote?
A.     Deliver a later-dated, signed proxy card to Great Wall’s secretary prior to the date of the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Great Wall’s counsel at Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154, Attn.: Mitchell S. Nussbaum, Esq.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?
A.    No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q.	Who can help answer my questions?
A.   If you have questions, you may write or call Great Wall Acquisition Corporation, 660 Madison Avenue, 15th Floor, New York, New York, 10021, (212) 753-0804, Attn.: Mr. Richard Xue, Consultant to Great Wall.

SUMMARY

This section summarizes information related to the proposal to be voted on at the special meeting. These matters are described in greater detail elsewhere in this proxy statement. You should carefully read this proxy statement and the other documents to which it refers you. See “Where You Can Find More Information.”

Your Company

Great Wall is a “blank check” Delaware corporation formed to identify and acquire an operating business having operations based in the People’s Republic of China. On March 23, 2004, Great Wall consummated an IPO of common stock from which approximately US$23,161,000 of net proceeds was placed in the IPO trust account. If the proposed ChinaCast acquisition is consummated, the funds remaining in the IPO trust account after payments to Public Shareholders who vote against the Extension Amendment and the exercise of conversion rights by holders of less than 20% of the Public Shares will be used to pay a portion of the acquisition consideration to ChinaCast shareholders who elect the Cash Offer. Any remaining balance will be released to the combined company. Net proceeds from the IPO not deposited in the IPO trust account (approximately $825,000) have been used to pay expenses incurred in Great Wall’s pursuit of a business combination.

Up to and including September 30, 2005, Great Wall has incurred $80,634 of travel expenses, $143,130 of capital based taxes, $565,383 of professional fees, $9,000 of expenses pursuant to a monthly administrative services agreement, transfer agent fees of $22,931, other operating costs of $3,634 and interest expense of $1,111. The IPO trust account has earned interest income of $537,390.

As of September 30, 2005, we had $236,838 of cash outside of the IPO trust account. After deducting accrued expenses of $144,618 and taxes payable of $68,330, as of that date we had approximately $24,000 of cash outside the IPO trust account available for general and administrative expenses and fees and expenses required to complete the proposed ChinaCast acquisition, including legal and accounting fees.

If the Extension Amendment is not Approved

If Great Wall does not consummate a business combination by the time stipulated in its charter, it is required by its charter to take all actions necessary to liquidate and dissolve within 60 days. The proposed acquisition of ChinaCast is the only business combination that Great Wall could complete by that date. If the Extension Amendment is not approved, only if Great Wall stockholders approve the acquisition, and Great Wall commences the Offer by March 14, 2006, will the ChinaCast majority stockholders (the “ChinaCast Majority”) be obligated to tender their ChinaCast shares to Great Wall in time for Great Wall to consummate the Offer and avoid liquidation, which could not be accomplished before the March 23, 2006 deadline in Great Wall’s charter. As discussed in more detail below, Great Wall believes that if the Extension Amendment is approved, the ChinaCast Majority will adjust their undertakings to accommodate a later acquisition closing.

We are not asking you to pass on the proposed acquisition at this time. You have the specific right to vote on the proposed ChinaCast acquisition, and we expect to present it for your vote in the near future.

The mailing address of Great Wall’s principal executive office is 660 Madison Avenue, 15th floor, New York, New York 10021, and its telephone number is (212) 753-0804.

The Proposed Acquisition

On September 13, 2005, Great Wall announced that holders of a majority of the outstanding ordinary shares of ChinaCast have irrevocably agreed to accept a pre-conditional voluntary tender offer to be made by Great Wall, under which each ChinaCast shareholder will have the option to receive for the tender of his or her shares of Great Wall common stock or cash.

Great Wall has entered Letters of Undertaking with shareholders of ChinaCast holding in the aggregate 51.15% of the outstanding ChinaCast shares, in which they agree to tender into Great Wall’s Offer and elect the Stock Offer. Pursuant to their respective Letters of Undertaking, the ChinaCast Majority irrevocably and unconditionally also agreed, among other things:

•
except as otherwise permitted by the Letter of Undertaking, to not transfer, dispose of or create an encumbrance on any of their ChinaCast shares from September 13, 2005 (the “Commencement Date”), until the earlier of the date that the Offer lapses unconsummated or Great Wall withdraws the Offer (the “Expiration Time”);

•	to not breach their obligations under the Letters of Undertaking;

•
except with Great Wall’s prior written consent, during the period from the Commencement Date and ending at the Expiration Time, to not directly or indirectly solicit, encourage, vote in favor of, initiate or participate in any tender (including without limitation accepting any tender offer), negotiations, discussions or resolutions with respect to any expression of interest, offer or proposal by any person other than Great Wall to acquire an interest in all or a substantial part of the business, operations or undertakings of ChinaCast and its subsidiaries or in five percent or more of the issued share capital of ChinaCast, acquire control of ChinaCast or otherwise acquire or merge with ChinaCast;

•	within seven business days after the date of dispatch of the offer document in respect of the Offer, to tender their ChinaCast shares and elect the Stock Offer; and

•
notwithstanding any rights of withdrawal under the Singapore Code on Takeovers and Mergers, to not withdraw any of their ChinaCast shares tendered, unless the Offer lapses without Great Wall’s having accepted their tendered shares or is withdrawn by Great Wall.

Upon purchase of at least a majority of ChinaCast shares, ChinaCast and its subsidiaries will become subsidiaries of Great Wall, which in turn will be at least 65.8% owned by former ChinaCast shareholders (assuming no Public Shareholders exercise conversion rights with respect to the Extension Amendment or the acquisition). Assuming that all current ChinaCast shareholders (including the ChinaCast Majority) elect the Stock Offer for all of their ChinaCast shares, an aggregate of approximately 20,752,301 shares of additional Great Wall common stock will be issued, representing approximately 79% of the Great Wall common stock that would be outstanding after giving effect to such issuance (and assuming no Public Shareholders exercise conversion rights with respect to the Extension Amendment or the acquisition). If Public Shareholders elect conversion, the percentage ownership of the combined company by former ChinaCast stockholders will increase to between a minimum of 74.1% and a maximum of 84.8%.

Procedure. Under Great Wall’s charter, the holders of a majority of the Public Shares must approve the proposed acquisition. Great Wall expects to call a special meeting of stockholders for that purpose as soon as possible after completing necessary regulatory procedures. Upon receipt of approval by the holders of a majority of Public Shares (unless holders of 20% or more of the Public Shares vote against the Extension Amendment or request conversion of their shares into pro rata portions of the IPO trust account pursuant to Great Wall’s charter), Great Wall will make the Offer for at least a majority and up to all ChinaCast shares in accordance with the Singapore Code on Take-overs and Mergers. If timing constraints require and Singapore takeover law permits, Great Wall might seek to acquire the shares of the ChinaCast Majority in private purchases or otherwise.

If the Extension Amendment is approved, Great Wall believes that the ChinaCast Majority will amend their undertakings to accommodate a later acquisition closing since it has expressed to Great Wall its continuing interest in the proposed acquisition. The Company believes that, if the Extension Amendment is approved, any resulting conversions by Great Wall Public Stockholders (or a liquidation, if dissenting votes exceed 20%) would have no adverse effect on them or it, because they would receive the same amounts they would if Great Wall were liquidated on March 23, 2006, and, if the proposed acquisition is later disapproved, its stockholders at that time would receive the same liquidation proceeds as if Great Wall were liquidated as of March 23, 2006 (excluding additional interest earned between that date and the disapproval or December 31, 2006). If the proposed acquisition is approved, it is possible that the total amounts distributed on conversion to :Public Stockholders dissenting from the Extension Amendment and the proposed acquisition could exceed the amount that would be distributed to dissenters from the proposed acquisition had it been approved before March 23, 2006 (without a previous vote on the Extension Amendment), but, whatever that excess might be, it would be immaterial to Great Wall after consummation of the ChinaCast acquisition in light of ChinaCast’s cash position.

In summary, the current timeline will involve:

•	submitting proxy and registration materials regarding the proposed acquisition for SEC review promptly upon delivery of ChinaCast’s audited financial statements for 2005;

•	completing the SEC review process;

•	obtaining approval of the Securities Industry Council of Singapore for the extension of the time to complete the pre-conditions to the ChinaCast acquisition;

•	establishing a meeting date and record date, and distributing the proxy materials to stockholders;

•	holding a special meeting to consider the proposed acquisition; and

•	commencing the tender offer for ChinaCast upon approval of the acquisition proposal by Great Wall stockholders.

If Great Wall either receives valid acceptances from at least 90% of the outstanding ChinaCast shares (excluding any ChinaCast shares held by Great Wall, its subsidiaries or their nominees at the date of the Offer, if any), or acquires 95% or more of the outstanding ChinaCast shares at any time, Great Wall may exercise its right, in accordance with the provisions of the Companies Act of 1981 of Bermuda, as amended (the “Bermuda Companies Act”), to compulsorily acquire any remaining ChinaCast shares not tendered in the Offer.

The Extension Amendment. Great Wall is proposing to amend its charter to:

•	eliminate the provision that purports to prohibit amending its “business combination” provisions;

•	extend the date before which Great Wall must complete a business combination, to avoid being required to liquidate, from March 23, 2006 to December 31, 2006; and

•	allow holders of up to 20% of the Public Shares who vote against the Extension Amendment to convert their Public Shares into cash held in the IPO trust account.

In proposing the Extension Amendment, Great Wall is dealing with the practical difficulties created by the fact that it was unable to complete its evaluation of ChinaCast as a business combination candidate and enter definitive Letters of Undertaking with ChinaCast’s majority shareholders until near the end of its 18-month search period, after disqualification of an earlier candidate following extensive due diligence. As a result, Great Wall had only six months in which to accomplish the necessary accounting reconciliations, satisfy U.S. and Singapore regulatory requirements and confirm its initial evaluation of ChinaCast and its business and customary closing conditions. Adoption of the Extension Amendment would give Great Wall the opportunity, if the current March 23, 2006 deadline cannot be met, to complete the acquisition after that date (subject to the approval of the Securities Industry Council of Singapore and holders of Public Shares).

Great Wall has recently received ChinaCast’s U.S. GAAP financial statements, through June 30, 2005, and is awaiting delivery of ChinaCast’s audited financial statements for all of 2005, which will be required for the proxy material to be used in connection with consideration of the proposed acquisition. If the Extension Amendment is adopted, subject to receiving approval of the Securities Industry Council of Singapore to extend the time to complete the pre-conditions to the ChinaCast acquisition, Great Wall expects to submit the proposed acquisition to stockholders, as soon as possible after completion of that audit. If audited financial statements and any required interim financial statements are not made available to Great Wall in time for Great Wall to submit the acquisition to stockholders before the December 31, 2006 deadline, Great Wall management intends to abandon the acquisition.

In all events, Public Shareholders will remain entitled to share in the liquidation of the IPO trust account if the proposed acquisition is not completed.

Great Wall’s charter purports to prohibit amendment to certain of its provisions, including any amendment that would extend the March 23rd deadline. Although we believe that these provisions were included to protect Great Wall stockholders from having to sustain their investments for an unreasonably long period, if Great Wall failed to find a suitable acquisition in the timeframe contemplated by the charter, circumstances warrant permitting those who believe that they might find ChinaCast to be an attractive investment an opportunity to do so, inasmuch as Great Wall is also affording stockholders who wish to terminate their investments as originally contemplated to do so. Accordingly, we believe that the Extension Amendment is consistent with the spirit in which Great Wall offered its securities to the public.

Great Wall has been advised by special Delaware counsel, Potter Anderson & Corroon LLP, that the Extension Amendment, if approved by the Board of Directors and by the holders of a majority of Great Wall’s outstanding stock, all in accordance with the applicable provisions of the Delaware General Corporation Law (DGCL) governing amendments to certificates of incorporation, would be validly adopted, notwithstanding the provision purporting to prohibit certain amendments, since, in its opinion, the charter’s current prohibition on amending the March 23rd deadline is not authorized by the DGCL because it is inconsistent with the broad power and authority of the Board of Directors and stockholders under the DGCL to authorize amendments to the certificate of incorporation in any of the respects permitted thereby. A copy of Potter Anderson & Corroon LLP’s opinion is included as Annex B to this proxy statement, and stockholders are urged to review it in its entirety.

In view of the foregoing, Great Wall’s sole director believes that it is in the best interests of Great Wall’s stockholders to propose the Extension Amendment.

Great Wall Special Meeting

Date, Time and Place. The special meeting of Great Wall’s stockholders will be held at 10:00 a.m., Eastern time, on March 21, 2006, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154-0037.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Great Wall common stock at the close of business on February __, 2006, the record date for the special meeting. You will have one vote for each Great Wall share you owned at that time. Great Wall warrants do not carry voting rights.

Votes Required. In accordance with Public Shareholders’ conversion rights under Great Wall’s charter, if holders of 903,195 (20% of the total number of Public Shares) or more Public Shares vote against the proposed ChinaCast acquisition and elect to convert their Public Shares into a portion of Great Wall’s IPO trust account, Great Wall will not complete the acquisition and the company will be liquidated, with the IPO trust account returned to all holders of Public Shares. Therefore, if holders of 903,195 or more Public Shares vote against the Extension Amendment, Great Wall’s Board of Directors intends to abandon the amendment, notwithstanding approval by a majority of its stockholders. In that event, Great Wall will be required under its charter to liquidate. If fewer than 903,195 Public Shares are voted against the Extension Amendment, Great Wall will afford Public Shareholders so voting the opportunity to receive, at the time the amendment becomes effective and in exchange for surrender of their Shares, a pro rata portion of the IPO trust account, as if they had voted against a business combination proposal. Your approval of the second component of the Extension Amendment will constitute your consent to use of IPO trust account proceeds to pay such amounts to Public Shareholders in lieu of conversion or liquidation proceeds to which they would otherwise be entitled. The right of holders of Public Shares to have them converted into IPO trust account funds, upon consummation of a business combination that they vote against, will remain unimpaired.

Each proposal of the Extension Amendment is essential to its implementation, and, therefore, Great Wall’s Board of Directors will abandon the Extension Amendment unless all are approved by stockholders.

Subject to the foregoing, approval of the Extension Amendment will require the affirmative vote of holders of a majority of Great Wall’s outstanding common stock, including holders of a majority of the Public Shares outstanding on the record date, voting for all components of the Extension Amendment. Each other matter to come before the special meeting will require the affirmative vote of holders of a majority of the Great Wall common stock present or represented at the special meeting.

At the close of business on February __, 2006, there were 5,515,975 shares of Great Wall common stock outstanding (including the 1,000,000 Private Shares held by stockholders prior to Great Wall’s IPO), each entitling its holder to cast one vote.

If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against it. If the Extension Amendment is approved (and not abandoned), you will be entitled to convert your Public Shares into IPO trust account proceeds, only if you voted against the Extension Amendment (or if you exercise your conversion rights after voting against the ChinaCast acquisition).

If you vote FOR the Extension Amendment or to abstain or do not vote on it, you will retain your right to convert your Public Shares into a pro rata portion of the IPO trust account, if the business combination is approved, and you elect conversion. You will be entitled to exercise your conversion right with respect to the acquisition, only if you

•	vote against the acquisition, as and when formally proposed to stockholders;

•	continue to hold your shares through the consummation of the acquisition; and

•	then tender your stock certificate(s).

Upon exercising your conversion rights with respect to your Public Shares, you will no longer own them. Do not send your stock certificates with your proxy at this time.

Whether or not the Extension Amendment is approved, if the acquisition is not completed by the date specified in Great Wall’s charter (amended or unamended), all Public Shareholders will be entitled to share in the liquidation of the IPO trust account.

Proxies; Board Solicitation. Your proxy is being solicited by the Great Wall Board of Directors on the proposal to approve the Extension Agreement being presented to stockholders at the special meeting. Proxies may be solicited in person or by mail, telephone or other electronic means. If you grant a proxy, you may still vote your shares in person, if you revoke your proxy before the special meeting.

Your proxy will also authorize its holders to vote in their discretion or any other matter that may properly come before the special meeting, including adjournment to a later date, if necessary to permit further solicitation of proxies.

Stock Ownership

As of February __, 2006, Great Wall’s sole director, stockholders prior to its IPO, and their affiliates beneficially owned and were entitled to vote 1,000,000 shares of Great Wall’s common stock, with an aggregate market value of US$_____ based on its price of US$_____ per share as of _______, 2006, and constituting approximately 18.1% of Great Wall’s issued and outstanding common stock. Mr. Silver, a stockholder prior to the IPO, purchased 250,000 shares in the IPO. Based on information contained in public filings, as of February __, 2006, the following stockholders beneficially owned more than five percent of Great Wall’s outstanding common stock:

Name	Amount and Nature of Beneficial Ownership	Percent of Class

Kin Shing Li (1)	430,000	7.8%
Justin Tang (2)	430,000	7.8%
North Pole Capital Master Fund, et al.(3)	424,700	7.2%
Jack Silver (4)	300,000	5.4%
Sapling, LLC (5)	299,000	5.4%
Amaranth LLC et al.(6)	501,535	9.1%
All directors and executive officers as a group (1 individual)	430,000	7.8%

(1) The business address of Mr. Li, Great Wall’s sole director and executive officer, is 660 Madison Avenue, 15th Floor, New York, New York 10021. The share amount does not include 305,000 shares of common stock issuable upon exercise of warrants that are not currently exercisable and will become exercisable only upon consummation of the proposed acquisition, but includes 50,000 common shares that Mr. Li has agreed to sell to Mr. Richard Xue, a consultant to Great Wall, which sale is contingent on Great Wall’s completion of a business combination and release of such shares from escrow.

(2) Mr. Tang’s business address is c/o eLong, Inc., Union Plaza, Suite 604, 20 Chaoyang Men Wai Ave., Beijing 100020, China. Does not include 300,000 shares of common stock issuable upon exercise of warrants that are not currently exercisable and will become exercisable only upon consummation of the proposed acquisition.

(3) The business address of North Pole Capital Master Fund is c/o Polar Securities Inc., 372 Bay Street, 21st floor, Toronto, Ontario M5H 2W9, Canada. Polar Securities Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment manager to North Pole Capital Master Fund, a Cayman Islands exempted company. Paul Sabourin is the Chief Executive Officer and Chief Investment Officer of Polar Securities Inc. John Paul Cahill serves as a trader for Polar Securities, Inc. and has discretionary authority over the investments of North Pole Capital Master Fund. Kamran Siddiqui serves as a portfolio manager for Polar Securities Inc. and has discretionary authority over the investments of North Pole Capital Master Fund. The foregoing information was derived from a Schedule 13G filed with the SEC on October 20, 2005.

(4) Mr. Silver’s business address is c/o Sherleigh Associates LLC (d/b/a STAR Capital), 660 Madison Avenue, New York, New York 10021. The share amount includes 50,000 shares of common stock held by Sherleigh Associates Inc. Profit Sharing Plan, of which Mr. Silver is the trustee, and 250,000 shares of common stock held by Sherleigh Associates LLC, of which Mr. Silver is the principal investor and manager, but excludes an aggregate of 500,000 shares of common stock issuable upon exercise of warrants held by Sherleigh Associates Inc. Profit Sharing Plan and Sherleigh Associates LLC which are not currently exercisable and which will not become exercisable within the next 60 days. The foregoing information was derived from a Schedule 13G filed with the SEC on March 26, 2004. Of these shares, 250,000 were purchased in the Company’s IPO.

(5) The business address of Sapling, LLC is 535 Fifth Avenue, 31st Floor, New York, New York 10017. Fir Tree Value Master Fund, LP, a Cayman Island exempted limited partnership, is the sole member of Sapling, LLC, a Delaware limited liability company, and Fir Tree, Inc., a New York corporation, is the manager of Sapling LLC. Jeffrey Tannenbaum, President of Fir Tree, Inc., has sole dispositive and voting power over the shares held by Sapling, LLC. The foregoing information was derived from a Schedule 13G filed with the SEC on January 28, 2005.

(6) The business address of Amaranth LLC is c/o Amaranth Advisors L.L.C., One American Lane, Greenwich, Connecticut 06831. Amaranth Advisors L.L.C., a Delaware limited liability company, is the trading advisor for Amaranth LLC, a Cayman Islands entity. Nicholas M. Maounis is the managing member of Amaranth Advisors L.L.C. The foregoing information was derived from Schedules 13G filed with the SEC on October 27, 2005 and February 3, 2006.

Great Wall’s Recommendation; Interests of Great Wall’s Management

After careful consideration, Great Wall’s Board, consisting of a single director, has determined that the Extension Amendment is fair to, and in the best interests of, Great Wall and its stockholders. The Board has approved and declared advisable the proposal to approve it, and recommends that you vote or direct that your vote to be cast “FOR” such adoption. The Board did not obtain a fairness opinion.

When you consider the Board’s recommendation, you should keep in mind that Great Wall’s sole director and its pre-IPO stockholders have interests in the proposed ChinaCast acquisition that are different from, or in addition to, yours. These interests include the following:

•
If the proposed acquisition is not completed, and Great Wall is therefore required to liquidate, their Great Wall shares will in all probability be worthless, because they will not be entitled to receive any of the net proceeds of Great Wall’s IPO distributed upon liquidation of the IPO trust account;

•
Warrants to purchase Great Wall common stock held by Mr. Li would continue to be potentially exercisable upon consummation of the proposed acquisition beyond March 23, 2005 (Mr. Li continues not to receive any cash compensation for services rendered); and

•
All rights specified in its charter of Great Wall’s directors and executive officers to be indemnified by Great Wall, and of Great Wall’s directors to be exculpated from monetary liability with respect to prior acts or omissions, will not be affected by the Extension Amendment and will continue after the acquisition. If the Extension Amendment is not approved and Great Wall liquidates, its ability to perform its obligations under those provisions will be substantially impaired, while if the Extension Amendment is approved and the proposed ChinaCast acquisition ultimately completed, the combined company’s ability to perform such obligations will probably be substantially enhanced.

THE GREAT WALL SPECIAL MEETING

Great Wall is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the Board of Directors for use at the special meeting in connection with the proposed Extension Amendment. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place. We will hold the special meeting at 10:00 a.m., Eastern time, on March 21, 2006, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154-0037, to vote on the proposal to approve the Extension Amendment.

Purpose. At the special meeting, holders of Great Wall common stock will be asked to approve the two components of the Extension Amendment. Your approval of the second component of the Extension Amendment will constitute your consent to use of Great Wall IPO trust account proceeds to pay, at the time the Amendment becomes effective and in exchange for surrender of their Shares, pro rata portions of the IPO trust account to Public Shareholders voting against the Extension Amendment in lieu of conversion or liquidation proceeds to which they would otherwise be entitled.

Each proposal of the Extension Amendment is essential to its implementation, and, therefore, Great Wall’s Board of Directors will abandon the Extension Amendment unless all are approved by stockholders.

Great Wall’s sole director determined that the Extension Amendment is fair to and in the best interests of Great Wall and its stockholders, approved and declared it advisable, and recommends that Great Wall stockholders vote “FOR” each proposal of the Extension Amendment.

Because of the business combination provisions of Great Wall’s charter, if the proposed business combination with ChinaCast is not completed by March 23, 2006, Great Wall will dissolve and return the IPO trust account to holders of its Public Shares, unless its stockholders approve all proposals of the Extension Amendment.

The special meeting has been called only to consider approval of the Extension Amendment. Under Great Wall’s by-laws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting, if they are not included in the notice of the meeting.

We are not asking you to pass on the proposed acquisition at this time. You have the specific right to vote on the proposed ChinaCast acquisition, and we expect to present it for your vote in the near future.

Record Date; Who is Entitled to Vote. The “record date” for the special meeting is February __, 2006. Record holders of Great Wall common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 5,515,975 outstanding shares of Great Wall common stock. Each common share is entitled to one vote at the special meeting. Great Wall’s warrants do not have voting rights.

Vote Required. As described elsewhere in this proxy statement, approval of the Extension Amendment will require the affirmative vote of holders of a majority of Great Wall’s outstanding common stock, including holders of a majority of the Public Shares outstanding on the record date, voting for all components of the Extension Amendment. Great Wall’s Board of Directors intends to abandon the Extension Amendment, however, if holders of more than 903,195 (i.e., 20% ) of the Public Shares vote against it.

Each other matter to come before the special meeting will require the affirmative vote of holders of a majority of the Great Wall common stock present or represented at the special meeting.

Abstaining from voting or not voting, either in person or by proxy or by voting instruction, will have the same effect as a vote against the Extension Amendment, except that it will not count toward the 20% “against” vote that would result in the amendment’s abandonment, and you would be unable to exercise any conversion rights upon approval of the Extension Amendment (although you would retain the right to exercise conversion rights if the ChinaCast acquisition is approved, and you voted against it).

Voting Your Shares. Each share of common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares you own.

There are three ways to vote your shares at the special meeting:

•
By signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Great Wall Board “for” approval of Extension Amendment.

•
By telephone or on the Internet. You can vote this way by following the telephone or Internet voting instructions that are included with your proxy card. If you do, you should not return the proxy card.

•
You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Questions About Voting. If you have any questions about how to vote or direct a vote in respect of your Great Wall common stock, you may call Mr. Richard Xue, Consultant to Great Wall, at (212) 753-0804. You may also want to consult your financial and other advisors about the vote.

Revoking Your Proxy and Changing Your Vote. If you give a proxy, you may revoke it or change your voting instructions at any time before it is exercised by:

•	Delivering another proxy card with a later date;

•	Notifying Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154, Attention: Mitchell S. Nussbaum, Esq., in writing before the special meeting that you have revoked your proxy; or

•	Attending the special meeting, revoking your proxy and voting in person.

If your shares are held in “street name,” consult your broker for instructions on how to revoke your proxy or change your vote.

Broker Non-Votes. If your broker holds your shares in its name and you do not give the broker voting instructions, National Association of Securities Dealers, Inc. (NASD) rules prohibit your broker from voting your shares on the Extension Amendment. This is known as a “broker non-vote.” Abstentions or broker non-votes will have the same effect as a vote against the Extension Amendment, except that they will not count toward a 20% disapproval vote that would result in the Amendment’s abandonment.

Solicitation Costs. Great Wall is soliciting proxies on behalf of the Great Wall Board of Directors. This solicitation is being made by mail but also may be made in person or by telephone or other electronic means. Great Wall and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail, telephone or other electronic means. These persons will not be paid for doing this.

Great Wall has not hired a firm to assist in the proxy solicitation process but may do so if it deems this assistance necessary. Great Wall has hired a consultant, Mr. Richard Xue, to provide financial, due diligence and other business services to it in connection with seeking and consummating business combinations, including the proposed ChinaCast acquisition, which services may include soliciting proxies. A portion of Mr. Xue’s compensation pursuant to his consultancy ($10,000 per month from April 1, 2005 to March 23, 2006, as extended) may be deemed payment for proxy solicitation. Great Wall will pay all fees and expenses related to the retention of any proxy solicitation firm.

Great Wall will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Great Wall will reimburse them for their reasonable expenses.

Stock Ownership. Information concerning the holdings of certain Great Wall stockholders is set forth above in the Summary and below under “Beneficial Ownership of Securities.”

THE PROPOSED EXTENSION AMENDMENT

Great Wall is proposing to amend its charter to:

•	eliminate the provision that purports to prohibit amending its “business combination” provisions;

•	extend the date before which Great Wall must complete a business combination, to avoid being required to liquidate, from March 23, 2006 to December 31, 2006; and

•	allow holders of up to 20% of the Public Shares who vote against the Extension Amendment to convert their Public Shares into cash held in the IPO trust account.

Each proposal of the Extension Amendment is essential to its implementation, and, therefore, Great Wall’s Board of Directors will abandon the Extension Amendment unless all are approved by stockholders.

Your approval of the second component of the Extension Amendment will constitute your consent to use of Great Wall IPO trust account proceeds to pay, at the time the amendment becomes effective and in exchange for surrender of their Public Shares, pro rata portions of the IPO trust account to Public Shareholders voting against the Extension Amendment. A copy of the proposed amendment is annexed to this proxy statement as Annex A.

Reasons for the Proposal

In proposing the Extension Amendment, Great Wall is dealing with the practical difficulties created by the fact that it was unable to confirm ChinaCast as a business combination candidate until near the end of its 18-month search period, after disqualification of an earlier candidate following extensive due diligence. As a result, Great Wall had only six months in which to evaluate ChinaCast and its business, accomplish the necessary accounting reconciliations, and satisfy U.S. and Singapore regulatory requirements. Subject to obtaining the Securities Industry Council of Singapore’s approval for the extension of the time to complete the pre-conditions to the ChinaCast acquisition, adoption of the Extension Amendment would give Great Wall the opportunity, since the current March 23, 2006 deadline cannot be met, to complete the acquisition after that date (subject to the approval of holders of Public Shares). If the Extension Amendment is not approved, Great Wall would otherwise be unable to complete the ChinaCast acquisition by the deadline and will be required to liquidate and distribute the IPO trust account proceeds to holders of Public Shares.

Great Wall has recently received ChinaCast’s U.S. GAAP financial statements, through June 30, 2005, and is awaiting delivery of ChinaCast’s audited financial statements for all of 200, which will be required for the proxy material to be used in connection with consideration of the proposed acquisition 5. If the Extension Amendment is approved, Great Wall expects to seek stockholder approval of the ChinaCast acquisition as soon as possible after completion of that audit. If audited financial statements and any required interim financial statements are not made available to Great Wall in time for Great Wall to submit the acquisition to stockholders before the December 31, 2006 deadline, Great Wall management intends to abandon the acquisition.

If the Extension Amendment is approved, we expect that Great Wall management and advisors will use all of their resources devoted to the Company to the proposed ChinaCast acquisition. Although the Extension Amendment would permit it, Great Wall management does not intend to pursue any other business combination, even if the proposed ChinaCast acquisition is abandoned or to propose any extension of the business combination deadline beyond December 31, 2006, if the acquisition cannot be completed by that date.

Conversion Rights; Forced Liquidation.

If the Extension Amendment is approved (and not abandoned), and fewer than 903,195 (i.e., 20% ) of the Public Shares are voted against the Extension Amendment, Great Wall will afford Public Shareholders so voting the opportunity to receive, at the time the amendment becomes effective and in exchange for surrender of their Shares, a pro rata portion of the IPO trust account, as if they had voted against a business combination proposal. You will be entitled to convert your Public Shares into IPO trust account proceeds, only if you vote against the Extension Amendment (or if you exercise your conversion rights after voting against the ChinaCast acquisition). Abstaining or not voting on the Extension Amendment will not give you a right to convert your shares.

If you vote FOR the Extension Amendment or to abstain, or you do not vote, you will retain your right to convert your Public Shares into a pro rata portion of the IPO trust account, if the business combination is approved, and you elect conversion. You will be entitled to exercise your conversion right with respect to the acquisition, only if you:

•	vote against the acquisition, as and when formally proposed to stockholders;

•	continue to hold your shares through the consummation of the acquisition; and

•	then tender your stock certificate(s).

If, however, holders of more than 903,195 (i.e., 20%) of the Public Shares elect to convert their Shares, Great Wall is required by its charter to abandon the acquisition and liquidate, distributing the IPO trust account proceeds to holders of Public Shares.

Required Vote

The affirmative vote by holders of a majority of Great Wall’s outstanding Common Stock is required to approve the Extension Amendment. Holders of Private Shares have agreed to cast their votes in the same way as holders of a majority of the Public Shares. Great Wall’s Board of Directors intends, however, to abandon the Extension Amendment, if holders of more than 20% of the Public Shares vote against it and elect to exercise their conversion rights. In that case, Great Wall will be required by its charter to liquidate and distribute the IPO trust account proceeds to the holders of Public Shares.

Board Consideration and Approval

After careful consideration, Great Wall’s Board, consisting of a single director, has determined that the Extension Amendment is fair to, and in the best interests of, Great Wall and its stockholders. The Board has approved and declared advisable adoption of the proposal to approve it, and recommends that you vote or direct that your vote to be cast “FOR” such adoption. The Board did not obtain a fairness opinion.

Interest of Great Wall’s Management in the Acquisition. When you consider the recommendation of Great Wall’s sole director that you vote in favor of the Extension Amendment, you should keep in mind that he and Great Wall’s pre-IPO stockholders have interests in the proposed ChinaCast acquisition that are different from, or in addition to, yours. These interests include the following:

•
If the proposed acquisition is not approved, and Great Wall is therefore required to liquidate, their Great Wall shares will in all probability be worthless because they will not be entitled to receive any of the net proceeds of Great Wall’s IPO distributed upon liquidation of the IPO trust account

•
Warrants to purchase Great Wall common stock held by Mr. Li would continue to be potentially exercisable upon consummation of the proposed acquisition beyond March 23, 2005 (Mr. Li continues not to receive any cash compensation for services rendered); and

•
All rights specified in its charter of Great Wall’s directors and executive officers to be indemnified by Great Wall, and of Great Wall’s directors to be exculpated from monetary liability with respect to prior acts or omissions, will not be affected by the Extension Amendment and will continue after the acquisition. If the Extension Amendment is not approved and Great Wall liquidates, its ability to perform its obligations under those provisions will be substantially impaired, while if the Extension Amendment is approved and the proposed ChinaCast acquisition ultimately completed, the combined company’s ability to perform such obligations will probably be substantially enhanced.

The Board’s Reasons for the Extension Amendment, its Conclusion, and its Recommendation

Great Wall’s sole director has concluded that the acquisition is in the best interests of Great Wall’s stockholders, since he believes they will benefit from its ownership of ChinaCast. Although Mr. Li believes that the charter provisions we are proposing to amend were included to protect Great Wall stockholders from having to sustain their investments for an unreasonably long period, if the Company failed to find a suitable acquisition in the timeframe contemplated by the charter, Mr. Li believes that circumstances warrant permitting those who believe they might find ChinaCast to be an attractive investment an opportunity to do so, if possible without adversely affecting the interests of Great Wall or its Public Stockholders wishing to terminate their investments as originally contemplated.

Mr. Li believes that, if the Extension Amendment is approved, any resulting conversions by Great Wall Public Stockholders (or a liquidation, if dissenting votes exceed 20%) would have no adverse effect on them or it, because they would receive the same amounts they would if Great Wall were liquidated on March 23, 2006, and, if the proposed acquisition is later disapproved, its stockholders at that time would receive the same liquidation proceeds as if Great Wall were liquidated as of March 23, 2006 (excluding additional interest earned between that date and the disapproval or December 31, 2006). If the proposed acquisition is approved, it is possible that the total amounts distributed on conversion to :Public Stockholders dissenting from the Extension Amendment and the proposed acquisition could exceed the amount that would be distributed to dissenters from the proposed acquisition had it been approved before March 23, 2006 (without a previous vote on the Extension Amendment), but, whatever that excess might be, it would be immaterial to Great Wall after consummation of the ChinaCast acquisition in light of ChinaCast’s cash position.

Mr. Li consulted with Great Wall’s counsel, Loeb & Loeb, LLP, and through Loeb & Loeb LLP, with special Delaware counsel, Potter Anderson & Corroon LLP, concerning the validity of the Extension Amendment. Potter Anderson concluded in its opinion that the Extension Amendment, if approved by the Board of Directors and by the holders of a majority of Great Wall’s outstanding stock, all in accordance with the applicable provisions of the Delaware General Corporation Law (DGCL) governing amendments to certificates of incorporation, would be validly adopted, notwithstanding the provision purporting to prohibit certain amendments. In counsel’s opinion, the charter’s current prohibition on amending the business combination provisions attempts improperly to restrict the broad power and authority of the Board of Directors and stockholders under the DGCL to authorize amendments to the certificate of incorporation.

Mr. Li consulted also Great Wall’s investment bankers and investors, including Broadband Capital Management LLC and WR Hambrecht + Co., concerning the proposals being submitted to stockholders. Based on the considerations set forth in the immediately preceding paragraphs, he determined that a fairness opinion would be of less value to Great Wall and its stockholders than the cost of obtaining it

Mr. Li also took into consideration the fact that a substantial amount of Great Wall stockholders’ aggregate investment had been spent pursuing a business combination, that allowing the transaction to terminate by virtue of the existing charter deadline would make that portion of their investment unrecoverable and that proposing the Extension Amendment would provide for the possibility of realizing a return on that investment.

In considering whether to propose the Extension Amendment, Mr. Li was mindful of and took into account the conflict, as described in the immediately preceding subsection, between his personal pecuniary interest in successfully completing a business combination and the interests of Public Stockholders. Mr. Li determined that his personal pecuniary interest, in the form of the contingent and hypothetical value of his Great Wall shares if a business combination is ultimately completed, was substantially less than the potential benefits to Public Stockholders wishing to have an opportunity to consider the proposed ChinaCast acquisition.

After careful consideration, Great Wall’s sole director determined that the Extension Amendment is fair to and in the best interests of Great Wall and its stockholders.

The Board of Directors recommends that you vote “FOR” the Extension Amendment.

THE CHINACAST ACQUISITION

General

Pursuant to the Letters of Undertaking entered by Great Wall and the ChinaCast Majority, Great Wall will, if and as soon as practicable after stockholders approve the acquisition, commence a tender offer under Singapore law for all of the outstanding ordinary shares of ChinaCast.

Under the Offer, ChinaCast shareholders, other than the ChinaCast Majority, may elect to receive cash in lieu of shares of Great Wall common stock for their ChinaCast shares. Upon consummation of the Offer, ChinaCast will become a subsidiary of Great Wall, with Great Wall owning between a minimum of 51.15% (if only the ChinaCast Majority tender into the Offer) and a maximum of 100% (if all ChinaCast shareholders tender into the Offer and elect to receive Great Wall Common Stock) of ChinaCast’s shares. As a result of the acquisition, the former owners of ChinaCast will own between approximately 65.8% (if only the ChinaCast Majority acquires Great Wall common stock) and 79% (if all ChinaCast shareholders elect the Stock Offer) of the outstanding shares of the combined company’s common stock, assuming no conversions by holders of Great Wall Public Shares or votes against the Extension Amendment. To the extent Great Wall Public Shareholders do elect conversion or so vote, the percentage ownership of the combined company by former ChinaCast stockholders will increase to between a minimum of 69.7% and a maximum of 81.8%.

If Great Wall either acquires 90% or more of the outstanding ChinaCast shares (excluding any ChinaCast shares held by Great Wall, its subsidiaries or their nominees at the date of the Offer, if any) or acquires 95% or more of the outstanding ChinaCast shares at any time, Great Wall may exercise its right, in accordance with the provisions of the Bermuda Companies Act, to compulsorily acquire any remaining ChinaCast shares not tendered in the Offer. If Great Wall is able to proceed with the compulsory acquisition, an application will be made by Great Wall to delist ChinaCast from the Singapore Exchange.

If timing constraints require and Singapore takeover law permits, Great Wall may seek to acquire the shares of the ChinaCast Majority in private purchases or otherwise.

Background

Great Wall was formed on August 20, 2003 to serve as a vehicle to accomplish a business combination with an unidentified operating business in the PRC. It completed an IPO on March 23, 2004, in which it raised net proceeds of approximately $23,986,000. Of these net proceeds, $23,161,000 were placed in the IPO trust account immediately following the IPO and, in accordance with Great Wall’s charter, will be released either upon the consummation of a business combination or upon Great Wall’s liquidation. Great Wall must liquidate unless it has consummated a business combination by the time stipulated in its charter.

Shortly after Great Wall’s IPO in March 2004, it actively started to identify and locate target businesses for a business combination. Through one of its founding stockholders, Great Wall met with management and controlling shareholders of a leading integrated circuit design company in China. In June 2004, Great Wall engaged a consulting firm to conduct industry research for integrated circuit design, and an accounting firm to conduct business and financial due diligence on that company, and the proposed target engaged an accounting firm. The consulting firm completed its work and delivered its report in August, 2004, generally confirming Great Wall management’s view about the industry and business prospects of the proposed target. The accounting firm engaged by Great Wall completed its financial due diligence shortly thereafter, confirming the target’s historical financial performance. Great Wall engaged U.S. legal counsel for the proposed business combination in December 2004.

Great Wall commenced legal preparations for the proposed transaction. At the same time, Great Wall started to work with the proposed target on 2005 and 2006 strategic planning and budgeting work. During this process, Great Wall came to conclusions concerning the target’s projections for 2005 and 2006 that differed from those of the proposed target’s management. Great Wall and the proposed target’s management and stockholders undertook discussions to restructure the proposed transaction on the basis of mutually-agreeable projections. In March 2005, the target’s stockholders formally rejected a revised transaction structure proposed by Great Wall. Great Wall and the proposed target were unable to agree on any other alternative structure, and terminated the discussions.

Immediately thereafter, Great Wall commenced efforts to identify another company with which to effect a business combination. To assist it in locating and evaluating potential candidates, on April 1, 2005, Great Wall engaged Richard Xue, a business consultant, to identify potential acquisition candidates and prepare background investigations, industry analyses and due diligence reports. Under the terms of the agreement, Mr. Xue’s services included assisting Great Wall in identifying acquisition opportunities and in preparing and executing required confidentiality, market stand-off and similar agreements, compiling preliminary information about merger candidates, performing financial due diligence and analysis, recommending acquisition structures, assessing available information about potential business combination candidates, and working with accountants and legal staff to prepare for a business combination, including agreement negotiation.

Mr. Xue used his knowledge of Chinese companies and his network of contacts to screen potential companies based on Great Wall’s criteria. Great Wall also sought to identify acquisition candidates, principally through the efforts of WR Hambrecht + Co. LLC, an investment bank, and Justin Tang, another major stockholder of Great Wall, both of whom have extensive contacts throughout the Chinese business and legal community.

Great Wall became aware of ChinaCast in February 2005 and first had discussions with ChinaCast shareholders in April 2005 through the introduction of WR Hambrecht + Co. In addition to a business model and industry leadership that Great Wall found attractive, Great Wall also concluded that ChinaCast’s status as a public company and its financial and management transparency were attractive attributes for Great Wall’s stockholders.

ChinaCast’s major shareholders entertained an offer from a special purpose acquisition company (SPAC) other than Great Wall, but eventually determined to negotiate exclusively with Great Wall because of Great Wall’s relatively smaller size, which would result in less dilution to ChinaCast shareholders, and because of the perceived greater quality of the Great Wall team’s industry and China expertise. In May 2005, Great Wall engaged a team of professionals from WR Hambrecht + Co., Singapore solicitors Wong Partnership, and U.S. counsel Loeb & Loeb LLP to assist with financial and legal due diligence, transaction structuring and negotiation.

The Letters of Undertaking were signed on September 13, 2005 with holders of 51.15% of ChinaCast’s outstanding shares. Great Wall filed a Current Report on Form 8-K with the SEC on September 14, 2005 disclosing that, and the terms of the Offer and acquisition. Great Wall has recently received ChinaCast’s U.S. GAAP financial statements through June 30, 2005, and is awaiting delivery of ChinaCast’s audited financial statements for all of 2005, which will be required for the proxy material to be used in connection with consideration of the proposed acquisition. If the Extension Amendment is approved, Great Wall expects to seek stockholder approval of the proposed acquisition as soon as possible after completion of that audit.

INFORMATION ABOUT GREAT WALL

Great Wall was formed on August 20, 2003, to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an unidentified operating business having primary operations in the People’s Republic of China and believed to have significant growth potential. To date, Great Wall’s efforts have been limited to organizational activities, completion of its IPO and the evaluation of possible business combinations.

The IPO and Trust Account. On March 23, 2004, Great Wall consummated its IPO of 4,000,000 units with each unit consisting of one share of Great Wall common stock and two warrants, each to purchase one share of Great Wall common stock at an exercise price of US$5.00 per share. On March 30, 2004, Great Wall sold an additional 515,975 units subject to the underwriters’ over-allotment option, at an offering price of US$6.00 per unit. The IPO generated gross proceeds of US$27,095,850. After payment of underwriting discounts and expenses, total net proceeds were approximately US$23,986,000, of which US$23,161,000 was placed in the IPO trust account and invested in government securities. The remaining proceeds have been used by Great Wall in its pursuit of a business combination. The IPO trust account will not be released until the earlier of the consummation of a business combination or liquidation of Great Wall. The IPO trust account contained approximately US$23,632,205 as of September 30, 2005. If the Offer is consummated, the IPO trust account, reduced by amounts paid to stockholders of Great Wall who do not approve the acquisition and elect to convert their shares of common stock into their pro-rata shares of funds in it, will be released to Great Wall.

Fair Market Value of Target Business. Pursuant to Great Wall’s amended and restated certificate of incorporation, the initial target business that Great Wall acquires must have a fair market value equal to at least 80% of Great Wall’s net assets at the time of such acquisition, determined by Great Wall’s Board of Directors based on standards generally accepted by the financial community, such as actual and potential sales, earnings, cash flow and book value. Great Wall is not required to obtain an opinion from an investment banking firm as to fair market value if its Board independently determines that the target business has sufficient fair market value.

Stockholder Approval of Business Combination. Great Wall will proceed with the proposed ChinaCast acquisition only if a majority of the outstanding shares of Great Wall common stock are voted in favor of it. In addition, holders of stock acquired prior to the IPO (Private Shares) have agreed to vote their common stock on the question in accordance with the vote of the majority in interest of stockholders who acquired their shares in the IPO (Public Shares). If the holders of 20% or more of the Public Shares vote against the acquisition and demand that Great Wall convert their shares into their pro rata portions of the funds in the IPO trust account, Great Wall will not consummate the acquisition. In this case, Great Wall would be liquidated in accordance with its charter.

Conversion rights. Each holder of Public Shares who votes against the acquisition has the right to have his or her Public Shares converted to cash, if the acquisition is approved and completed.

The actual per-share conversion price will be equal to the amount in the IPO trust account, inclusive of any interest, as of the record date for determination of stockholders entitled to vote on the acquisition, divided by the number of shares issued in Great Wall’s IPO. The initial per-share conversion price would be $[5.10 plus interest] as of February __, 2006. An eligible stockholder may request conversion at the time the vote is taken with respect to the acquisition, but the request will not be granted unless the stockholder votes against the acquisition and the acquisition is approved and completed. Any request for conversion, if made by proxy prior to the date of the meeting to approve the acquisition, may be withdrawn at any time up to the date of that meeting. Funds to be distributed to stockholders who elect conversion will be distributed promptly after consummation of the acquisition. Any public stockholder who converts stock into a portion of the IPO trust account still has the right to exercise any owned warrants. Great Wall will not complete the acquisition if holders of 20% or more of the number of Public Shares initially issued vote against the acquisition and exercise their conversion rights.

Liquidation if no business combination.  If Great Wall does not acquire at least majority control of ChinaCast pursuant to the Offer by the time stipulated in its charter, Great Wall will be dissolved and will distribute to holders of Public Shares, in proportion to their respective equity interests, sums in the IPO trust account, inclusive of any interest, plus any remaining net assets. Great Wall’s pre-IPO stockholders have waived their rights to participate in any liquidation distribution with respect to shares of common stock owned by them immediately prior to the IPO. There will be no distribution from the IPO trust account with respect to Great Wall’s warrants.

Facilities. Great Wall maintains executive offices at 660 Madison Avenue, 15th Floor, New York, New York. The cost for this space is included in a US$500 per-month fee that Sherleigh Associates LLC, an affiliate of Jack Silver, one of Great Wall’s pre-IPO stockholders, charges Great Wall for general and administrative services. Great Wall believes, based on rents and fees for similar services in the New York metropolitan area, that the fee charged by Sherleigh is at least as favorable as Great Wall could have obtained from an unaffiliated person. Great Wall considers its current office space adequate for current operations.

Employees

Great Wall has one director who is also Great Wall’s sole executive officer. Mr. Li is not obligated to contribute any specific number of hours per week and devotes only as much time as he deems necessary to Great Wall’s affairs. Great Wall has no employees.

Periodic Reporting and Audited Financial Statements

Great Wall has registered its securities under the Securities Exchange Act of 1934 and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, Great Wall’s annual reports contain financial statements audited and reported on by Great Wall’s independent accountants.

Legal Proceedings

Great Wall is not currently a party to any pending material legal proceedings.

BENEFICIAL OWNERSHIP OF SECURITIES

Five Percent Owners

Based upon filings made with the SEC under Section 13(d) of the Exchange Act on or before February __, 2006, Great Wall is aware of the following beneficial owners of more than five percent of any class of its voting securities. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name	Amount and Nature of Beneficial Ownership	Percent of Class

Kin Shing Li (1)	430,000	7.8%
Justin Tang (2)	430,000	7.8%
North Pole Capital Master Fund, et al.(3)	424,700	7.2%
Jack Silver (4)	300,000	5.4%
Sapling, LLC (5)	299,000	5.4%
Amaranth LLC et al.(6)	501,535	9.1%

(1) Mr. Li’s business address is 660 Madison Avenue, 15th Floor, New York, New York 10021. The share amount does not include 305,000 shares of common stock issuable upon exercise of warrants that are not currently exercisable and will become exercisable only upon consummation of the acquisition, but includes 50,000 common shares that Mr. Li has agreed to sell to Mr. Richard Xue, a consultant to Great Wall in connection with Mr. Xue’s consulting with Great Wall, which sale is contingent on Great Wall’s completion of a business combination and release of such shares from escrow.

(2) Mr. Tang’s business address is c/o eLong, Inc., Union Plaza, Suite 604, 20 Chaoyang Men Wai Ave., Beijing 100020, China. Does not include 300,000 shares of common stock issuable upon exercise of warrants that are not currently exercisable and will become exercisable only upon consummation of the acquisition.

(3) The business address of North Pole Capital Master Fund is c/o Polar Securities Inc., 372 Bay Street, 21st floor, Toronto, Ontario M5H 2W9, Canada. Polar Securities Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment manager to North Pole Capital Master Fund, a Cayman Islands exempted company. Paul Sabourin is the Chief Executive Officer and Chief Investment Officer of Polar Securities Inc. John Paul Cahill serves as a trader for Polar Securities, Inc. and has discretionary authority over the investments of North Pole Capital Master Fund. Kamran Siddiqui serves as a portfolio manager for Polar Securities Inc. and has discretionary authority over the investments of North Pole Capital Master Fund. The foregoing information was derived from a Schedule 13G filed with the SEC on October 20, 2005.

(4) Mr. Silver’s business address is c/o Sherleigh Associates LLC (d/b/a STAR Capital), 660 Madison Avenue, New York, New York 10021. The share amount includes 50,000 shares of common stock held by Sherleigh Associates Inc. Profit Sharing Plan, of which Mr. Silver is the trustee, and 250,000 shares of common stock held by Sherleigh Associates LLC, of which Mr. Silver is the principal investor and manager, but excludes an aggregate of 500,000 shares of common stock issuable upon exercise of warrants held by Sherleigh Associates Inc. Profit Sharing Plan and Sherleigh Associates which are not currently exercisable and which will not become exercisable within the next 60 days. The foregoing information was derived from a Schedule 13G filed with the SEC on March 26, 2004. Of these shares, 250,000 were purchased in the Company’s IPO.

(5) The business address of Sapling, LLC is 535 Fifth Avenue, 31st Floor, New York, New York 10017. Fir Tree Value Master Fund, LP, a Cayman Island exempted limited partnership, is the sole member of Sapling, LLC, a Delaware limited liability company, and Fir Tree, Inc., a New York corporation, is the manager of Sapling LLC. Jeffrey Tannenbaum, President of Fir Tree, Inc., has sole dispositive and voting power over the shares held by Sapling, LLC. The foregoing information was derived from a Schedule 13G filed with the SEC on January 28, 2005.

(6) The business address of Amaranth LLC is c/o Amaranth Advisors L.L.C., One American Lane, Greenwich, Connecticut 06831. Amaranth Advisors L.L.C., a Delaware limited liability company, is the trading advisor for Amaranth LLC, a Cayman Islands entity. Nicholas M. Maounis is the managing member of Amaranth Advisors L.L.C. The foregoing information was derived from Schedules 13G filed with the SEC on October 27, 2005 and February 3, 2006.

None of the above stockholders has any voting rights that are different from the voting rights of any other stockholders.

Great Wall Officers and Directors

The following table sets forth information with respect to beneficial ownership of Great Wall common stock, as of February __, 2006, by each director and executive officer, all directors and executive officers as a group.

Name	Great Wall Common Shares(1)	Approximate Percentage of Outstanding Common Stock(1)
Kin Shing Li(2)	430,000	7.8%
All directors and executive officers as a group (1 person)	430,000	7.8%*

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(2) The business address of Mr. Li, Great Wall’s sole director and executive officer, is 660 Madison Avenue, 15th Floor, New York, New York 10021. The share amount does not include 305,000 shares of common stock issuable upon exercise of the warrants that are not currently exercisable and will become exercisable only upon consummation of the acquisition, but includes 50,000 common shares that Mr. Li has agreed to sell to Mr. Richard Xue, a consultant to Great Wall in connection with Mr. Xue’s consulting with Great Wall, which sale is contingent on Great Wall’s completion of a business combination and release of such shares from escrow.

STOCKHOLDER PROPOSALS

If the Extension Amendment is approved and/or the acquisition consummated, the Great Wall 2006 annual meeting of stockholders will be held on or about __________, 2006 unless the date is changed by the Board of Directors. If you are a stockholder and you want to include a proposal in the proxy statement for that annual meeting, you need to provide it to us by no later than [60 days before]. You should direct any proposals to our secretary at Great Wall’s principal office in New York City. If you want to present a matter of business to be considered at the meeting, under Great Wall’s by-laws you must give notice of the matter, in writing, to our corporate secretary, between [90 days before] and [60 days before].

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the Securities and Exchange Commission, Great Wall and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of Great Wall’s annual report to stockholders and proxy statement. Upon written or oral request, Great Wall will deliver a separate copy of the annual report to stockholders and/or proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that Great Wall deliver single copies of such documents in the future. Stockholders may notify Great Wall of their requests by calling or writing us at our principal executive offices at 660 Madison Avenue, 15th Floor New York, New York 10021.

WHERE YOU CAN FIND MORE INFORMATION

Great Wall files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934.

You may read and copy reports, proxy statements and other information filed by Great Wall with the SEC at its public reference room located at 100F Street, N.E., Washington, D.C. 20549-1004.

You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100F Street, N.E., Washington, D.C. 20549-1004.

Great Wall files its reports, proxy statements and other information electronically with the SEC. You may access information on Great Wall at the SEC web site containing reports, proxy statements and other information at http://www.sec.gov.

Information and statements contained in this proxy statement or any annex are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to or incorporated by reference into this proxy statement.

All information contained or incorporated by reference in this proxy statement relating to Great Wall has been supplied by Great Wall, and all such information relating to ChinaCast has been supplied by ChinaCast. Information provided by either of us does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this proxy statement, or if you have questions about the Extension Amendment, you should contact:

Mr. Richard Xue
Great Wall Acquisition Corporation
660 Madison Avenue, 15th floor
New York, New York 10021
(212) 753-0804

This proxy statement incorporates important business and financial information about Great Wall that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request. The request should be sent to:

Mr. Richard Xue
Great Wall Acquisition Corporation
660 Madison Avenue, 15th floor
New York, New York 10021
(212) 753-0804

To obtain timely delivery of requested materials, security holders must request the information no later than five business days before the date they submit their proxies or attend the special meeting. The latest date to request the information to be received timely is March __, 2006.

ANNEX A

PROPOSED EXTENSION AMENDMENT

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
GREAT WALL ACQUISITION CORPORATION

PURSUANT TO SECTION 242 OF THE
DELAWARE GENERAL CORPORATION LAW

GREAT WALL ACQUISITION CORPORATION, a corporation existing under the laws of the State of Delaware (the “Corporation”), by its sole director, hereby certifies as follows:

1. The name of the Corporation is “Great Wall Acquisition Corporation.”

2. The Corporation's Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 20, 2003, an Amendment and Restatement thereof was filed in such office on October 20, 2003, and a Certificate of Correction of such Amendment and Restatement was filed in such office on April 15, 2004.

3. This Amendment was duly approved and adopted by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware (“GCL”).

4. Article SIXTH of the Certificate of Incorporation of the Corporation, as heretofore amended, restated and corrected, is hereby amended to read in its entirety as follows:

“SIXTH: The following provisions (A) through (F) shall apply during the period commencing upon the filing of this Certificate of Incorporation and terminating upon the consummation of any “Business Combination.” A “Business Combination” shall mean the acquisition by the Corporation, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of a company (“Target Business”) which has its primary operations in the People's Republic of China.

“A. Prior to the consummation of any Business Combination, the Corporation shall submit such Business Combination to its stockholders for approval regardless of whether the Business Combination is of a type which normally would require such stockholder approval under the GCL. In the event that the holders of a majority of the outstanding Voting Stock vote for the approval of the Business Combination, the Corporation shall be authorized to consummate the Business Combination; provided that the Corporation shall not consummate any Business Combination if 20% or more in interest of the holders of IPO Shares (defined below) exercise their conversion rights described in paragraph B below.

“B. In the event that a Business Combination is approved in accordance with the above paragraph A and is consummated by the Corporation, any stockholder of the Corporation holding shares of Common Stock (“IPO Shares”) issued in the Corporation's initial public offering (“IPO”) of securities who voted against the Business Combination may, contemporaneous with such vote, demand that the Corporation convert his or her IPO Shares into cash. If so demanded, the Corporation shall convert such shares at a per share conversion price equal to the quotient determined by dividing (i) the amount in the Trust Fund (as defined below), inclusive of any interest thereon, as of the record date for determination of stockholders entitled to vote on the Business Combination, by (ii) the total number of IPO Shares. “Trust Fund” shall mean the trust account established by the Corporation at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO are deposited.

“C. In the event that the Corporation does not consummate a Business Combination by December 31, 2006 (such date being referred to as the “Termination Date”), the officers of the Corporation shall take all such action necessary to dissolve and liquidate the Corporation within sixty days of the Termination Date.

“D. Any stockholder of the Corporation holding IPO Shares who votes against the amendment pursuant to which this paragraph D was included in this Certificate of Incorporation may, contemporaneous with such vote, demand that the Corporation convert his or her IPO Shares into cash. If so demanded, the Corporation shall convert such shares at a per share conversion price equal to the quotient determined by dividing (i) the amount in the Trust Fund, inclusive of any interest thereon, as of the record date for determination of stockholders entitled to vote on such amendment, by (ii) the total number of IPO Shares.

“E. A holder of IPO Shares shall be entitled to receive distributions from the Trust Fund only in the event of a liquidation of the Corporation, or in the event he or she demands conversion of his or her shares in accordance with paragraph B or D above. In no other circumstances shall a holder of IPO Shares have any right or interest of any kind in or to the Trust Fund.

“F. The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. At the first election of directors by the incorporator, the incorporator shall elect a Class C director for a term expiring at the Corporation's third Annual Meeting of Stockholders. The Class C director shall then elect additional Class A, Class B and Class C directors. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation's Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Kin Shing Li, its Chairman, as of the ____ day of March, 2006.

/s/
Kin Shing Li, Chairman

ANNEX B

OPINION OF POTTER ANDERSON & CORROON LLP

January 24, 2006

Great Wall Acquisition Corporation
660 Madison Avenue
15th Floor
New York, New York 10021

Re:  Enforceability of Certificate of Incorporation Provision

Ladies and Gentlemen:

We have acted as special Delaware counsel to Great Wall Acquisition Corporation, a Delaware corporation (the “Company”), in connection with a proposed amendment to its Certificate of Incorporation. In that connection, you have requested our opinion as to the enforceability under Delaware law of a provision in Article SIXTH of the Company’s Certificate of Incorporation, which purports to prohibit amendments to Sections (A) through (E) of Article SIXTH prior to the consummation by the Company of a “Business Combination” (as defined in Article SIXTH).

In our capacity as special Delaware counsel, and in connection with our opinion hereinafter set forth, we have been furnished and have examined copies of only the following documents, all of which have been supplied to us by the Company or obtained from publicly available records:

1.  The Company’s Certificate of Incorporation, as filed with the Office of the Secretary of State of the State of Delaware (“Secretary of State”) on August 20, 2003, as amended and restated by the Company’s Amended and Restated Certificate of Incorporation, as filed with the Secretary of State on October 20, 2003, as corrected by the Company’s Certificate of Correction, as filed with the Secretary of State on April 15, 2004, which instruments we assume constitute the certificate of incorporation of the Company as currently in effect (the “Certificate of Incorporation”);

2.  The Bylaws of the Company, as adopted on August 25, 2003, which we assume constitute the Bylaws of the Company as currently in effect;

3.  The proposed form of amendment to Article SIXTH of the Certificate of Incorporation, in the form attached hereto as Exhibit A (the “Amendment”);

Great Wall Acquisition Corporation
January 24, 2006

4.  The Form S-1/A of the Company, as filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2004;

5.  The Form 424B3 of the Company (the “Prospectus”), as filed with the SEC on March 19, 2004;

6.  The Form 8-K of the Company, as filed with the SEC on September 14, 2005;

7.  The Form 10-KSB of the Company, as filed with the SEC on April 15, 2005;

8.  The Form 10-KSB of the Company, as filed with the SEC on April 7, 2004;

9.  A certificate of good standing for the Company obtained from the Secretary of State, dated as of January 24, 2006; and

With respect to the foregoing documents, we have assumed (i) the authenticity of all documents submitted to us as originals, the conformity with authentic originals of all documents submitted to us as copies or forms, the genuineness of all signatures, and the legal capacity of natural persons; and (ii) except as provided by the Amendment, that the foregoing documents, in the forms submitted to us for our review, have not been and will not be altered, amended, modified, or repealed in any respect material to our opinion as expressed herein. For purposes of rendering the opinion set forth herein, we have conducted no independent factual investigation but rather have relied upon the documents listed above, the statements, information, and other matters set forth therein, and the additional matters expressly related or assumed herein, all of which we have assumed to be true, complete, and accurate in all material respects. For purposes of rendering our opinion as expressed herein, we have not reviewed any documents (including any documents referenced or incorporated by reference in the documents listed above) other than the documents listed above, and we assume that there exists no provision of any such other document that is inconsistent with or would otherwise alter our opinion as expressed herein.

BACKGROUND

You have asked us for our opinion whether Article SIXTH of the Certificate of Incorporation may be amended in the form set forth in the Amendment, notwithstanding a statement in Article SIXTH that Sections (A) through (E) thereof may not be amended prior to the consummation of a “Business Combination” (as defined in Article SIXTH). You also have asked us for our opinion regarding the vote of the Company’s directors and stockholders that would be required to amend Article SIXTH if we conclude that it may be amended notwithstanding the provision referenced above.

The first paragraph of Article SIXTH provides as follows:

Great Wall Acquisition Corporation
January 24, 2006

SIXTH: The following provisions (A) through (E) shall apply during the period commencing upon the filing of this Certificate of Incorporation and terminating upon the consummation of any “Business Combination,” and may not be amended prior to the consummation of any Business Combination. A “Business Combination” shall mean the acquisition by the Corporation, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of a company (“Target Business”) which has its primary operations in the People’s Republic of China.

(Emphasis added). Thus, Article SIXTH purports to divest the Company (and consequently its directors and stockholders) of the power to amend Sections (A) through (E) of Article SIXTH unless and until a Business Combination has been consummated.1

Section (A) of Article SIXTH requires that any Business Combination be submitted to the stockholders for approval, regardless of whether stockholder approval of that type of Business Combination otherwise would be required by the General Corporation Law of the State of Delaware (the “GCL”). Section (B) of Article SIXTH provides that any holder of shares of Common Stock issued in the Company’s initial public offering (“IPO”) who voted against the Business Combination may elect to convert his or her IPO shares into cash in an amount equal to the holder’s pro rata share of the “Trust Fund.”2  The “Trust Fund” is an account that was established by the Company at the consummation of its IPO into which a certain amount of net proceeds of the IPO were deposited. Article SIXTH further provides that a Business Combination will not be consummated if the holders of 20% or more of the IPO shares exercise their conversion rights in connection with such Business Combination.

Section (C) of Article SIXTH provides that the Company will be dissolved and liquidated within a specified period of time following the Company’s IPO if a Business Combination has not been consummated by that time:

C. In the event that the Corporation does not consummate a Business Combination by the later of (i) 18 months after the consummation of the IPO or (ii) 24 months after the consummation of the IPO in the event that either a letter of intent, an agreement in principle or a definitive agreement to complete a Business Combination was executed but was not consummated within such 18 month period (such later date being referred to as the “Termination Date”), the officers of the Corporation shall take all such action necessary to dissolve and liquidate the Corporation within sixty days of the Termination Date. In the event that the Corporation is so dissolved and liquidated, only the holders of IPO Shares shall be entitled to receive liquidating distributions and the Corporation shall pay no liquidating distributions with respect to any other shares of capital stock of the Corporation.

___________
1  Notwithstanding this provision, the sole director of the Company approved an Amended and Restated Certificate of Incorporation prior to the time the Company received payment for any of its capital stock. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State on October 20, 2003 and amended Section (E) of Article SIXTH.

2  Although such right is called a “conversion” right in the Certificate of Incorporation, we note that it technically would be deemed a redemption right under Delaware law, subject to the requirements of Section 160 of the GCL.

Great Wall Acquisition Corporation
January 24, 2006

We understand that the Company has entered into letters of undertaking with holders of a majority of the issued and outstanding ordinary shares of ChinaCast Communications Holdings Limited, a corporation formed under the laws of Bermuda and having its primary operations in the People’s Republic of China (“CCHL”). Pursuant to the letters of undertaking, the holders of 51.2% of CCHL’s ordinary shares have irrevocably agreed to accept a pre-conditional voluntary tender offer by the Company (the “Tender Offer”). Pursuant to the terms of the Tender Offer, CCHL’s shareholders would have an option to receive for the tender of their shares either stock of the Company or cash. Consummation of the Tender Offer is subject to satisfaction of certain conditions, including approval by the Company’s stockholders3  and that the holders of less than 20% of the Company’s IPO shares exercise their right to convert in connection with the Tender Offer. Upon consummation of the Tender Offer, the Company would become majority-owned by former CCHL shareholders and CCHL and its subsidiaries would become subsidiaries of the Company. We understand and assume that consummation of the Tender Offer would be a Business Combination within the meaning of Article SIXTH of the Certificate of Incorporation.

For a variety of reasons, the Company is concerned that it might not be possible to consummate the Tender Offer prior to the expiration of 24 months after consummation of the Company’s initial public offering, or March 23, 2006. Accordingly, the Company is considering an amendment to Article SIXTH of the Certificate of Incorporation, which, among other things, would remove the prohibition on amendments to Sections (A) through (E) of Article SIXTH and provide for the extension of the 24 month period set forth in Section (C) of Article SIXTH to December 31, 2006. The proposed form of Amendment is attached hereto as Exhibit A.

We understand that even if the Amendment is duly approved and becomes effective, any holder of IPO shares who has voted against the Amendment will have the opportunity to demand a cash conversion (i.e., a redemption) of his or her shares, such that the holder will receive for those shares his or her pro rata share of the “Trust Fund.” The proposed Amendment contains a provision requiring such treatment. In addition, if the Tender Offer is consummated, whether on or before or after March 23, 2006, holders of IPO shares who have voted against the Tender Offer will continue to have the right pursuant to Section (B) of Article SIXTH to elect to convert their IPO shares into cash equal to their pro rata share of the Trust Fund.

____________
3  We understand that the holders of the Company’s common stock issued prior to the IPO have agreed to vote in accordance with the majority vote of the holders of the Company’s IPO shares.

Great Wall Acquisition Corporation
January 24, 2006

DISCUSSION

1.	May Article SIXTH be amended?

You have requested our opinion whether the proposed Amendment to Article SIXTH of the Certificate of Incorporation may be effectuated, notwithstanding the statement at the beginning of Article SIXTH that Sections (A) through (E) thereof may not be amended prior to the consummation of a Business Combination.

Section 242(a) of the GCL provides, in pertinent part:

After a corporation has received payment for any of its capital stock, it may amend its certificate of incorporation, from time to time, in any and as many respects as may be desired, so long as its certificate of incorporation as amended would contain only such provisions as it would be lawful and proper to insert in an original certificate of incorporation filed at the time of the filing of the amendment . . . . In particular, and without limitation upon such general power of amendment, a corporation may amend its certificate of incorporation, from time to time, so as:

…

(2) To change, substitute, enlarge or diminish the nature of its business or its corporate powers and purposes; or

…

(6) To change the period of its duration.

8 Del. C.§ 242(a). In addition, Section 242(b) provides that “[e]very amendment authorized by subsection (a) of this section shall be made and effected” as provided in subsection (b). 8 Del. C.§ 242(b) (emphasis added). Subsection (b)(1) of Section 242 applies to corporations having capital stock and provides that to approve an amendment, a company’s “board of directors shall adopt a resolution setting forth the amendment proposed, declaring its advisability,” and directing that the amendment be considered by stockholders either at the next annual meeting or at a special meeting called for such purpose. 8 Del. C.§ 242(b)(1).4  Subsection (b)(1) further provides that “[i]f a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class has been voted in favor of the amendment,” a certificate of amendment “shall” be executed and filed and “shall” become effective. Id.5

____________
4  Stockholder approval also may be obtained by written consent pursuant to Section 228 of the GCL. 8 Del. C.§ 228.

Great Wall Acquisition Corporation
January 24, 2006

By its terms, Section 242 contemplates that Delaware corporations have broad power and authority to amend their certificates of incorporation in any of the respects permitted by the statute, including in the respects contemplated by the Amendment, subject to obtaining the requisite board and stockholder approvals. The statutory language itself suggests that the power to amend the certificate of incorporation is an important and fundamental right vested in the directors and stockholders, and nothing in Section 242 suggests that such right may be eliminated or fundamentally restricted by a provision in the certificate of incorporation. Indeed, the statute provides that upon receipt of the requisite board and stockholder approvals, absent express authority in the approving resolutions permitting the board to abandon a proposed charter amendment, a corporation “shall” execute and file a certificate of amendment and such certificate of amendment “shall” become effective.

We note that Section 102(b)(4) of the GCL expressly permits a Delaware corporation to included in its certificate of incorporation provisions that modify the voting rights of directors and stockholders set forth in other provisions of the GCL. Specifically, Section 102(b)(4) provides that a certificate of incorporation may contain:

Provisions requiring for any corporate action, the vote of a larger portion of the stock or any class or series thereof, or of any other securities having voting power, or a larger number of directors, than is required by this chapter[.]

8 Del. C.§ 102(b)(4). While Section 102(b)(4) expressly permits charter provisions requiring a greater vote of directors or stockholders than is otherwise required by Section 242 and other provisions of the GCL, nothing in Section 102(b)(4) purports to authorize a provision in a certificate of incorporation that eliminates, for a period of time or otherwise, the right and power of directors and stockholders to authorize amendments to the certificate of incorporation as expressly permitted by Section 242.

____________
5  We note that Section 303 of the GCL provides an alternative means of authorizing amendments to the certificate of incorporation in connection with Federal bankruptcy proceedings. Section 303 provides that a Delaware corporation may carry out an order for relief entered in a Federal bankruptcy proceeding and may take any corporate action required by such an order, including, specifically, amendments to its certificate of incorporation, without any further action by directors and stockholders. See 8 Del. C.§ 303. A charter amendment pursuant to Section 303 specifically requires action pursuant to the Federal Bankruptcy Code and the statute provides that such action will have the same effect as unanimous director and stockholder approval. Id. To the extent Article SIXTH purports to divest the Company of the power to carry out an order or decree of a Federal bankruptcy court requiring amendment of the Certificate of Incorporation, as required by Section 303 of the GCL, unless and until a Business Combination has been consummated, it is our view that Article SIXTH is invalid and unenforceable for the same reasons expressed herein with respect to the provision’s purported elimination of director and stockholder rights and powers.

Great Wall Acquisition Corporation
January 24, 2006

We further note that Section 102(b)(1) of the GCL provides that a certificate of incorporation may contain:

Any provision for the management of the business and for the conduct of the affairs of the corporation, and any provision creating, defining, limiting and regulating the powers of the corporation, the directors, and the stockholders, or any class of the stockholders . . .; if such provisions are not contrary to the laws of this State.

8 Del. C.§ 102(b)(1). In our view, Section 102(b)(1) does not provide authority for a charter provision that eliminates the power of a corporation’s directors and stockholders to amend the certificate of incorporation or particular provisions thereof. First, Section 102(b)(1) does not authorize charter provisions that eliminate or prohibit the exercise of rights and powers, it merely provides for the limitation and regulation of such powers. See Gotham Partners, L.P. v. Hallwood Realty Partners, L.P., 817 A.2d 160, 167-68 (Del. 2002) (noting the “dubious” validity of the trial court’s statement in dicta that a statute allowing a partnership agreement to restrict a partner’s fiduciary duties permitted a partnership agreement to eliminate a partner’s duties.  The Court declined to rule on the issue, however, because it was not properly before the Court on appeal).

Second, we believe a Delaware court would find that a certificate of incorporation provision that purports to eliminate the right and power to amend the certificate of incorporation, or particular portions thereof, unless and until a condition precedent is satisfied is “contrary to the laws of [Delaware].” A charter provision is “contrary to the laws of [Delaware]” if it transgresses “a statutory enactment or a public policy settled by the common law or implicit in the General Corporation Law itself.” Sterling v. Mayflower Hotel Corp., 93 A.2d 107, 118 (Del. 1952). For the reasons discussed above, we believe the fundamental importance of the amendatory power as a matter of Delaware public policy is implicit in the language of Section 242. Moreover, the Delaware case law discussed below further confirms the importance of the power to amend as a core right of directors and stockholders. A charter provision purporting to divest the directors and stockholders of that important right, we believe, would be viewed by a Delaware court as “contrary to the laws of [Delaware].”

Although we are not aware of any Delaware case law directly addressing the enforceability under Section 102(b)(4) or otherwise of a charter provision prohibiting amendment to portions of a certificate of incorporation unless and until a condition precedent is satisfied, we are aware of several decisions suggesting that a certificate of incorporation provision eliminating the right and power of directors and stockholders to amend the certificate of incorporation might be unenforceable. In Sellers v. Joseph Bancroft & Sons Co., 2 A.2d 108, 112-13 (Del. Ch. 1938), the Court of Chancery upheld a certificate of incorporation provision requiring a supermajority vote to change the designations, preferences, and rights of preferred stock. Although the Court was not called upon to decide the validity of another provision requiring a 100% vote to reduce the dividend rate and liquidation value of the preferred stock, the Court observed with some suspicion that such a provision would make a charter provision “practically irrepealable.” Id. at 114.

Great Wall Acquisition Corporation
January 24, 2006

In Triplex Shoe Co. v. Rice & Hutchins, Inc., 152 A. 342 (Del. 1930), the certificate of incorporation provided that the common stock had “sole” power to vote, but the common stock had been invalidly issued. Even though there was no valid common stock with power to vote, including power to vote on an amendment to the certificate of incorporation, the Court assumed that an amendment to the certificate of incorporation nonetheless had been validly approved by the holders of preferred stock. Id. at 347. The Supreme Court held that, by “the very necessity of the case,” the holders of preferred stock had the power to vote where no common stock had been validly issued, emphasizing that otherwise the corporation would be “unable to function.” Id. at 351. Although Triplex Shoe dealt primarily with the proposition that a corporation cannot function properly unless at least one class or series of outstanding stock has power to vote on the election of directors, we believe the Supreme Court’s general observations about stockholder voting rights, coupled with its assumption that the charter amendment had been validly approved by the holders of preferred stock, which under the terms of the certificate of incorporation had no voting rights, provide strong support for the proposition that at least one class or series of outstanding stock must have power at all times to approve or authorize fundamental corporate actions for which the GCL requires a stockholder vote, including the election of directors and amendments to the certificate of incorporation. For the same reasons articulated by the Supreme court in Triplex Shoe, we believe a Delaware court would conclude that a certificate of incorporation provision purporting to divest all stockholders of the power to approve amendments to the certificate of incorporation leaves the corporation unable to function in a core area of its governance and, therefore, is unenforceable.6

More recently, in Jones Apparel Group, Inc. v. Maxwell Shoe Co., 2004 Del. Ch. LEXIS 74 (Del. Ch. May 27, 2004), the Court of Chancery addressed whether a charter provision eliminating the power of a board of directors to fix record dates was permitted by Section 102(b)(1). The Court held that the provision at issue was valid, but was careful to note that other charter provisions purporting to eliminate director or stockholder rights and powers with respect to other matters might not be enforceable:

____________
6  Our conclusion in this regard is bolstered by Section 151(b) of the GCL, which authorizes a corporation to include in its certificate of incorporation provisions for the redemption of any class or series of stock, but requires that immediately after any redemption “the corporation shall have outstanding 1 or more shares of 1 or more classes or series of stock, which share, or shares together, shall have full voting powers.” Section 151(b) is a further reflection of the important statutory policy requiring that at least one class or series of outstanding stock, or classes or series together, must have full voting powers with respect to fundamental corporate actions. We note that Section 151(a) provides that any of the voting powers of any class or series of stock “may be made dependent upon facts ascertainable outside the certificate of incorporation.” 8 Del. C. § 151(a). In our view, Section 151(a) does not authorize certificate of incorporation provisions that purport to divest all stockholders of the power to vote on fundamental corporate actions, such as amendments to the certificate of incorporation. See 8 Del. C.§ 151(b); Triplex Shoe, 152 A. at 347, 351 (discussed above).

Great Wall Acquisition Corporation
January 24, 2006

[T]o rule for [plaintiff] in this situation does not mean that every statutory grant of authority to directors or stockholders may be altered by charter. Rather, it is to say that the court must determine, based on careful, context-specific review in keeping with Sterling, whether a particular certificate provision contravenes Delaware public policy, i.e., our law, whether it be in the form of statutory or common law.

Id. at *34-35. The Court referred to several statutory rights under the GCL that could not be modified or eliminated by a charter provision. See id. at *35-36 & nn. 29, 30.7  The Court also indicated, in dicta, but without ruling on the issue, that a provision of a certificate of incorporation depriving directors of power to approve and propose to stockholders amendments to the certificate of incorporation likely would be invalid. Defendants had argued that statutory rights of directors could be eliminated by the certificate of incorporation only if the statute establishing such rights contained the phrase “unless otherwise provided by the certificate of incorporation.” Defendants asserted that if the Court were to hold otherwise, then Delaware corporations presumably could adopt charter provisions divesting directors of any number of fundamental powers, including the power to approve and recommend to stockholders charter amendments and mergers. In rejecting that argument, the Court observed:

[Sections] 242(b)(1) and 251 do not contain the magic words [“unless otherwise provided by the certificate of incorporation”] and they deal respectively with the fundamental subjects of certificate amendments and mergers. Can a certificate provision divest a board of its statutory power to approve a merger? Or to approve a certificate of amendment? Without answering those questions, I think it fair to say that those questions inarguably involve far more serious intrusions on core director duties than does [the record date provision at issue].

____________
7  Specifically, the Court discussed Rohe v. Reliance Training Network, 2000 WL 1038190 (Del. Ch. Jun. 21, 2000) (in which the Court of Chancery invalidated a charter provision purporting to eliminate the right of stockholders to elect directors annually in violation of the statutory scheme providing for one year terms in the case of non-staggered boards) and Loew’s Theatres, Inc. v. Comm. Credit Co., 243 A.2d 78 (Del. Ch. 1968) (in which the Court invalidated a charter provision purporting to impose ownership limits on the right of stockholders to inspect books and records pursuant to 8 Del. C.§ 220). In the Loew’s decision, the Court observed that “a charter provision that seeks to waive a statutory right or requirement is unenforceable.” Loew’s, 243 A.2d at 81. The Jones Apparel Court further observed that “[i]t would also be doubtful whether a certificate provision could set a minimum notice requirement for stockholder meetings that was greater than the minimum of the range mandated by Section 222(b)” of the GCL. Jones Apparel, 2004 Del. Ch. LEXIS 74, at *40-41.

Great Wall Acquisition Corporation
January 24, 2006

Jones Apparel, 2004 Del. Ch. LEXIS 74, at *44.

As suggested by the Court in Jones Apparel, the rights of directors and stockholders to amend the certificate of incorporation are rights of core and fundamental importance under the GCL. We believe that the fundamental nature of those rights is implicit in the statutory language itself, as discussed above. The case law further supports our conclusion that the right to amend is a fundamental right of central importance under the statutory scheme of the GCL. For example, Delaware cases often have emphasized that all rights of stockholders set forth in a certificate of incorporation remain subject to amendment, even if the certificate of incorporation does not expressly reserve such a right. See, e.g., Maddock v. Vorclone Corp., 147 A. 255 (Del. Ch. 1929) (holding that all the provisions of the General Corporation Law are incorporated into a corporation’s charter, and therefore a corporation has the power to amend its charter, without expressly reserving that right in its charter); Peters v. U.S. Mortgage Co., 114 A. 598, 600 (Del. Ch. 1921) (holding that a corporate charter impliedly incorporates every pertinent provision in the Delaware Constitution and statutes, and, accordingly, a corporation has the power to amend its certificate).

In Davis v. Louisville Gas & Electric Co., 142 A. 654 (Del. Ch. 1928), a landmark decision on the permissibility of charter amendments, the Court of Chancery addressed an argument that an amendment to a certificate of incorporation was invalid because it sought to amend the certificate in a manner that was permitted by a recent amendment to the GCL but that was not permitted at the time the corporation was organized. In the course of rejecting that argument, the Court observed that by granting power to amend the certificate of incorporation, the legislature “recognized the unwisdom of casting in an unchanging mould the corporate powers which it conferred touching these [internal] questions so as to leave them fixed for all time.” Id. at 657. The Court further queried, “[m]ay it not be assumed that the Legislature foresaw that the interests of the corporations created by it might, as experience supplied the material for judgment, be best subserved by an alteration of their intercorporate and in a sense private powers . . .,” i.e., alteration of the terms of the certificate of incorporation? Id. Davis confirms the important public policy underlying the reservation of the right of directors and stockholders to amend the certificate of incorporation, as set forth in Section 242.

In view of the fundamental importance of the power and right of directors and stockholders to amend the certificate of incorporation, as reflected in the statutory language of Section 242 and expressed in the case law, it is our opinion that a charter provision purporting to eliminate the right and power of directors and stockholders to approve and implement amendments to the certificate of incorporation is not permitted by Section 102(b)(1) or any other provision of the GCL, even if such right and power is eliminated only as to particular provisions and only unless and until a condition precedent is satisfied. We believe that such a provision is contrary to the laws and public policy of Delaware and, therefore, invalid and unenforceable.8

_____________
8  Our opinion is not changed by dicta in Boesky v. CX Partners, L.P., 1988 WL 42250 (Del. Ch. Apr. 28, 1988), suggesting that Delaware law might not require that a corporation have the power to amend its certificate of incorporation after dissolution. In Boesky, a limited partnership agreement vested certain powers in the liquidating partner upon dissolution, but no partner had the power to amend the limited partnership agreement following dissolution. Relying on Triplex Shoe Co., 152 A. 342 (Del. 1930), the liquidating partner argued that Delaware law required that someone be empowered to amend the limited partnership agreement. The Court rejected the argument, noting that “I do not read Triplex as recognizing the rule that the power to amend a corporate charter or an agreement of limited partnership must always be deemed to exist someplace, even when the entity is in liquidation.” 1988 WL 42250, at *9. Boesky did not discuss the statutory language or case law discussed above (other than the Triplex decision), its observations about corporate charter amendments were dicta, and the actual holding was limited to a finding that Delaware law does not require that a limited partnership agreement be amendable following dissolution of the limited partnership. Indeed, the Court’s dicta regarding corporate charter amendments was similarly limited to the dissolution context, with the Court emphasizing that “Triplex, unlike the present case, involved a continuing entity, not one whose affairs are being wound up.” Id. We express no view on whether the GCL permits a corporate certificate of incorporation to be amended after a corporation has dissolved and note that the law might require a corporation to revoke its voluntary dissolution pursuant to Section 311 of the GCL before effectuating an amendment to the certificate of incorporation. See 8 Del. C. §§ 278, 311.

Great Wall Acquisition Corporation
January 24, 2006

2.	What votes of the directors and stockholders are required to amend Article SIXTH?

Given our conclusion that Article SIXTH may permissibly be amended, you also have requested our opinion as to the votes of the Company’s directors and stockholders that would be required to approve the proposed Amendment.

The statutory default votes for approving an amendment to a corporation’s certificate of incorporation are (i) approval (and declaration of advisability) by the board of directors by the affirmative vote of a majority of the directors present at a meeting at which a quorum is present or, alternatively, the unanimous written consent of all directors (8 Del. C.§§ 141(b), 141(f), 242(b)); and (ii) votes or written consents in favor of the amendment by the holders of a majority of the outstanding stock entitled to vote thereon, and the holders of a majority of the outstanding stock of each class entitled to vote thereon as a class (8 Del. C.§§ 228, 242(b)).9

The default director and stockholder votes required by the GCL may be increased to require a greater vote of the board or stockholders by a provision in the certificate of incorporation or, in the case of the board vote, the bylaws. See 8 Del. C.§§ 102(b)(4), 141(b), 216, 242(b). Delaware case law makes clear, however, that any charter or bylaw provision purporting to impose a supermajority or unanimous voting requirement must be “clear and unambiguous” and “positive, explicit, clear and readily understandable” because such provisions give a minority the power to veto the will of the majority, thus effectively disenfranchising the majority. See Centaur Partners, IV v. National Intergroup, Inc., 582 A.2d 923, 926-27 (Del. 1990) (quoting Standard Power & Light Corp. v. Inv. Assocs., Inc., 51 A.2d 572, 576 (Del. 1947)); In re Explorer Pipeline Co., 781 A.2d 705, 714 (Del. Ch. 2001); Cinerama, Inc. v. Technicolor, Inc., 663 A.2d 1134, 1155 (Del. Ch. 1994), aff’d, 663 A.2d 1156 (Del. 1995); Rainbow Navigation, Inc. v. Yonge, 1989 Del. Ch. LEXIS 41, at *13-14 (Del. Ch. Apr. 24, 1989). Such provisions should be “strictly construed” and “should not be extended by liberal interpretation.” Cinerama, 663 A.2d at 1155. There is no provision in the Company’s Certificate of Incorporation or bylaws purporting to impose a different or greater vote of directors or stockholders for approval of an amendment to the Certificate of Incorporation.

_____________
9  The Certificate of Incorporation does not contain any provisions requiring a separate class vote to amend Article SIXTH, and in any event, the Company has not designated or issued any class or series of preferred stock and, therefore, has only common stock outstanding.

Great Wall Acquisition Corporation
January 24, 2006

We have considered whether a Delaware court, rather than declaring the prohibition on amendments in Article SIXTH of the Certificate of Incorporation invalid and unenforceable, might instead interpret that provision as requiring a supermajority or unanimous vote of the directors and/or the stockholders to approve any amendments to Sections (A) through (E) of Article SIXTH of the Certificate of Incorporation. We do not believe, however, that a Delaware court would interpret the provision in that manner. Nothing in the language of Article SIXTH suggests that the drafter’s intent was to impose supermajority or unanimous voting requirements; rather, the provision purports to be an outright prohibition on the power to amend, divesting both the board and stockholders of their statutory rights to amend the specified provisions of Article SIXTH unless and until a Business Combination has been consummated. For the reasons set forth above, we believe such a provision is unenforceable. We do not believe the provision contains a sufficient level of clarity to be re-interpreted as a supermajority or unanimity provision or that it is “positive, explicit, clear and readily understandable” as such a provision. See, e.g., Centaur Partners, 582 A.2d at 927; Standard Power & Light, 51 A.2d at 576; Explorer Pipeline, 781 A.2d at 714; Rainbow Navigation, 1989 Del. Ch. LEXIS 41, at *13-14. Nor do we believe that a Delaware court would engage in “liberal interpretation” to effectively reform the provision to say something not intended by the drafters. See Cinerama, 663 A.2d at 1155; see also Hob Tea Room v. Miller, 89 A.2d 851, 856-57 (Del. 1952) (reformation is appropriate only where a instrument fails to reflect actual intent).10

We further note that Section (C) of Article SEVENTH of the Certificate of Incorporation provides that approval or ratification of an act by the holders of a majority of the stock of the Company represented at a meeting, in person or by proxy, and entitled to vote thereat “shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation . . . .” Although we offer no opinion on the validity and enforceability of Section (C) of Article SEVENTH, we believe it provides further confirmation of our view that the prohibition on amendments set forth in Article SIXTH was not intended to be construed as a supermajority or unanimous stockholder voting requirement.

_____________
10  Even if a Delaware court were inclined to liberally interpret or reform Article SIXTH in the manner suggested, a charter provision requiring a unanimous vote of stockholders is of questionable validity under Delaware law. See 8 Del. C.§ 102(b)(4) (which authorizes provisions requiring the vote of a “larger portion” of stock); New Webster’s Concise Dictionary of the English Language 566 (2003) (defining “portion” as “[a] part of a whole”); Sellers v. Joseph Bancroft & Sons Co., 2 A.2d 108, 114 (Del. Ch. 1938) (suggesting possible invalidity of a unanimity provision because it would render provisions of charter “practically irrepealable”).

Great Wall Acquisition Corporation
January 24, 2006

For the reasons discussed above, it is our view that the Amendment may be approved by board and stockholder action at the statutory default levels and that Article SIXTH does not impose a supermajority or unanimous voting requirement for amending Sections (A) through (E) of Article SIXTH.

CONCLUSION

Based upon the foregoing and upon an examination of such questions of law of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations, and exceptions set forth herein, it is our opinion that the proposed Amendment to Article SIXTH of the Certificate of Incorporation, if duly approved by the Board of Directors (by vote of the majority of the directors present at a meeting at which a quorum is present or, alternatively, by unanimous written consent) and by the holders of a majority of the outstanding stock of the Company entitled to vote thereon, all in accordance with Section 242(b) of the GCL, would be valid and effective when filed with the Secretary of State in accordance with Sections 103 and 242 of the GCL.

The foregoing opinion is limited to the laws of the State of Delaware and we express no opinion as to the laws of any other jurisdiction, including, without limitation, federal laws and rules and regulations relating thereto. In addition, we express no opinion as to the securities laws of the State of Delaware and the rules and regulations relating thereto.

We express no opinion regarding any rights, claims, or remedies that might or might not be available to stockholders in connection with the Company’s public disclosures relating to the dissolution and liquidation of the Company in the event a Business Combination has not been consummated within a specified time after the consummation of the IPO. We also express no opinion as to the enforceability or validity of any of the provisions of the Company’s Certificate of Incorporation, except to the extent expressly set forth in our opinion above with respect to the provision in the first sentence of Article SIXTH purporting to eliminate the power to amend certain provisions of Article SIXTH. With respect to the Amendment, we express no opinion as to the enforceability of the automatic dissolution provision set forth in Section (C) of Article SIXTH, as proposed to be amended, to the extent that provision may be deemed to require dissolution and liquidation of the Company under circumstances not contemplated or permitted by Section 102(b)(5) and/or Section 275 of the GCL. We also note that the conversion of shares to cash, as provided in Section (D) of Article SIXTH of the Amendment likely would be construed as a redemption provision for purposes of the GCL and any conversion or redemption of shares thereunder might be subject to the restrictions on redemption set forth in Section 160 of the GCL.

Great Wall Acquisition Corporation
January 24, 2006

The opinion expressed herein is rendered as of the date hereof and is based on our understandings and assumptions as to present facts, and on the application of Delaware law as the same exists on the date hereof. We assume no obligation to update or supplement this opinion letter after the date hereof with respect to any facts or circumstances that may hereafter come to our attention or to reflect any changes in the facts or law that may hereafter occur or take effect.

This opinion is rendered solely for your benefit in connection with the matters set forth herein and, without our prior written consent, may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose, except that it may be furnished or quoted to the Securities and Exchange Commission (the “SEC”) and may be furnished or quoted to Loeb & Loeb LLP, the Company’s outside counsel, and relied upon by Loeb & Loeb LLP in connection with any correspondence or communications with the SEC.

Very Truly Yours,

Potter Anderson & Corroon LLP

705214: MBT/MAP/AML

PRELIMINARY COPY

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

Great Wall Acquisition Corporation
660 Madison Avenue, 15th Floor
New York, New York 10021

SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF GREAT WALL ACQUISITION CORPORATION

The undersigned appoints _________ and _________, as proxies, and each of them with full power to act without the other, as proxies, each with the power to appoint a substitute, and thereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Great Wall held of record by the undersigned on February __, 2006 at the Special Meeting of Stockholders to be held on March __, 2006, and any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. GREAT WALL’S SOLE DIRECTOR RECOMMENDS A VOTE “FOR” THE PROPOSAL SHOWN ON THE REVERSE SIDE.

THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT, INCLUDING PROPOSALS TO POSTPONE OR ADJOURN THE SPECIAL MEETING TO SOLICIT ADDITIONAL VOTING INSTRUCTIONS IN THE EVENT THAT A QUORUM IS NOT PRESENT OR UNDER OTHER CIRCUMSTANCES IF DEEMED ADVISABLE BY THE GREAT WALL BOARD OF DIRECTORS.

(Continued and to be signed on reverse side)

VOTE BY TELEPHONE OR INTERNET

QUICK *** EASY *** IMMEDIATE

Great Wall Acquisition Corporation

Voting by telephone or Internet is quick, easy and immediate. As a Great Wall Acquisition Corporation stockholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., _______ Time, on March __, 2006.

To Vote Your Proxy By Internet

It’s fast, convenient, and your vote is immediately confirmed and posted. Follow these four easy steps.

1. Read the accompanying joint proxy statement/prospectus and Proxy Card.

2. Go to the Website http://www.proxyvote.com

3. Enter your 12-digit Control Number located on your Proxy Card above your name.

4. Follow the instructions provided.

YOUR VOTE IS IMPORTANT! http://www.proxyvote.com!

To Vote Your Proxy By Phone

It’s fast, convenient, and immediate. Follow these four easy steps:

1. Read the accompanying joint proxy statement/prospectus and Proxy Card.

2. Call the toll-free number (1-800-454-8683)

3. Enter your 12-digit Control Number located on your Proxy Card above your name.

4. Follow the recorded instructions. YOUR VOTE IS IMPORTANT! Call 1-800-454-8683!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

To Vote Your Proxy By Mail

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. GREAT WALL’S SOLE DIRECTOR RECOMMENDS A VOTE “FOR” THE PROPOSAL.

To approve the Extension Amendment:	FOR ☐	AGAINST ☐	ABSTAIN ☐

To eliminate the provision of the Corporation’s certificate of incorporation purporting to prohibit amendment of its “business combination” provisions.

To extend the date before which the Corporation must complete a business combination, to avoid being required to liquidate, from March 23, 2006 to December 31, 2006.

To allow holders of up to 20% of the shares issued in the Corporation’s initial public offering (“Public Shares”) who vote against the Extension Amendment to convert their Public Shares into cash held in the Corporation’s IPO trust account.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT		☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY.

Signature _____________________	Signature _____________________	Date _____________________

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full name by an authorized officer.

ii